UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

(Date of Original Filing: July 31, 2017)

(Date of First Amendment: September 27, 2017)

(Date of Second Amendment: November 27, 2017)

 (Date of Third Amendment: January 17, 2018)

(Date of Fourth Amendment: February 8, 2018)

(Date of Fifth Amendment: May 29, 2018)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

AmericaTowne, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: _____________________

(2)	Aggregate number of securities to which transaction applies: _____________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________

(4)	Proposed maximum aggregate value of transaction: _____________________

(5)	Total fee paid: _____________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _____________________

(2)	Form, Schedule or Registration Statement No.: _____________________

(3)	Filing Party: _____________________

(4)	Date Filed: _____________________

AMERICATOWNE, INC.

4700 Homewood Court, Suite 100

Raleigh, North Carolina 27609
(888) 406-2713

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Attention Shareholders:

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.0001 per share (“Common Stock”), of AmericaTowne, Inc., a Delaware corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1.	The Company’s execution of its Certificate of Amendment of Certificate of Incorporation, amending the Company’s Certificate of Incorporation, as amended (the “Articles”) increasing its shares of common stock to 200,000,000 shares at par value of $0.0001 (the “Share Increase”);

2.	The Company’s execution of its Certificate of Amendment to Certificate of Incorporation to effectuate a one-to-four stock split of the Company’s issued and outstanding common stock (the “Stock Split,” together with the Share Increase, the “Share Amendments”); and
3.	Following the Share Amendments, effectuating a merger whereby the Company and ATI Modular Technology Corp. (“ATI Modular”), the Company’s subsidiary, merge into one operating entity, with ATI Modular being the surviving entity as outlined in the Agreement and Plan of Merger executed on June 29, 2017 (“Plan of Merger”).

The purpose of this Information Statement is to notify our shareholders that on June 19, 2017, June 29, 2017, and July 5, 2017, the owners of approximately 85.99% of our issued and outstanding shares of Common Stock voted for the Actions in lieu of a meeting, as allowed for under our Articles and Bylaws of the Company, as amended (the “Bylaws”). In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our shareholders.

The written consent that we received constitutes the only shareholder approval required for the Actions under Delaware law and, as a result, no further action by any other shareholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our shareholders on or about June 12, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors, /s/ Alton Perkins Chairman of the Board Dated: June 12, 2018

AMERICATOWNE, INC.

4700 Homewood Court, Suite 100

Raleigh, North Carolina 27609
(888) 406-2713

__________________________________

INFORMATION STATEMENT

Action by Written Consent of Majority of Shareholders

__________________________________

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.0001 per share (“Common Stock” or the “Company’s Common Stock”) of AmericaTowne, Inc. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the Actions, as defined above and as described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to AmericaTowne, Inc. We are mailing this Information Statement to our shareholders of record on or about June 12, 2018.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Actions will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our shareholders.

The Company is paying the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Action by Majority Shareholders

Two of the Company’s shareholders that collectively owned approximately 85.61% of the Company’s issued and outstanding common stock, specifically Yilaime Corporation, which own 13,756,216 shares, or 37.14%, of the Company’s issued and outstanding common stock, and the Alton & Xiang Mei Lin Perkins Family Trust, which owns 17,948,939 shares, or 48.46% of the Company’s issued and outstanding common stock (collectively the “Majority Shareholders”) at the time of the vote, consented to the following actions recommended by the Board of Directors (the “Actions”):

☐	Action No. 1: On June 19, 2017, the Majority Shareholders consented to the Company’s execution of the Certificate of Amendment of Certificate of Incorporation, amending its Articles by increasing its total shares of authorized common stock from 100,000,000 shares at par value of $0.0001 to 200,000,000 shares at par value of $0.0001 (the “Share Increase”);

☐	Action No. 2: On July 5, 2017, following the amendment outlined in Action 1, the Majority Shareholders consented to the Company effectuating a one-to-four stock split of the Company’s common stock via an additional amendment to the Company’s articles (the “Stock Split,” together with the Share Increase referred to as the “Share Amendments”); and

☐	Action No. 3: On June 29, 2017, the Majority Shareholders consented to the Company’s merger into ATI Modular Technology Corp. (“ATI Modular”), a subsidiary of the Company, with ATI Modular surviving the merger, as outlined in the Agreement and Plan of Merger (“Plan of Merger”).

Alton Perkins is the natural person who controls both of the Majority Shareholders. Mr. Perkins is the trustee of the Alton & Xiang Mei Lin Perkins Family Trust, which is the majority shareholder of Yilaime Corporation. He is also the President, Chief Executive Officer, and Chairman of the Board, of AmericaTowne. The Board of Directors unanimously recommended the Actions described above. The Consents of the Board of Directors are attached hereto. The Actions detailed above will become effective twenty days after the filing of this Information Statement. As of the close of business on July 5, 2017, we had 37,035,539 shares of Common Stock outstanding of the Company. Each share of outstanding Common Stock is entitled to one vote. Because the Majority Shareholders already consented to the Actions described herein, your consent is not required and is not being solicited in connection with the approval of the aforementioned Actions.

INFORMATION REQUIRED BY ITEM 14 OF SCHEDULE 14A

Special Note Regarding Forward-Looking Statements

Information included or incorporated by reference in this Information Statement on Schedule 14C contains forward-looking statements. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company and/or AmericaTowne. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Forward-looking statements may contain the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and are subject to numerous known and unknown risks and uncertainties. Additionally, statements relating to implementation of business strategy, future financial performance, acquisition strategies, capital raising transactions, performance of contractual obligations, and similar statements may contain forward-looking statements. In evaluating such statements, shareholders should carefully review various risks and uncertainties identified in this Report. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. The Company disclaims any obligation to update or publicly announce revisions to any forward-looking statements to reflect future events or developments.

Although forward-looking statements in this Schedule 14C reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those specifically addressed under the heading “Risk Factors Related to Our Business” below, as well as those discussed elsewhere in this Schedule 14C. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. The Company and AmericaTowne file reports with the Securities and Exchange Commission (“SEC”). You can read and copy any materials the Company and AmericaTowne file with the SEC at the SEC’s Public Reference Room, 100 F. Street, NE, Washington, D.C. 20549. You can obtain additional information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us.

We disclaim any obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Information Sheet on Schedule 14C, accept as required by law. Readers are urged to carefully review and consider the various disclosures made throughout the entirety of this Schedule 14C, as well as our other public filings, which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations and prospects.

Unaudited Pro Forma Combined Financial Information

The accompanying unaudited pro forma combined financial information have been prepared to present the balance sheets and statements of operations of the Company to indicate how the consolidated financial statements of the Company might have looked like if the merger of AmericaTowne, Inc. and transactions related to the merger had occurred as of the beginning of the period presented.

The unaudited pro forma condensed combined balance sheet as of March 31, 2018 and statements of operations, for the three months ended March 31, 2018, for the year ended December 31, 2017, for the nine months ended September 30, 2017, for the six months ended December 31, 2016 and for the year ended June 30, 2016 and 2015 are presented as if the merger of AmericaTowne, Inc. had occurred on July 1, 2014.

In the unaudited pro forma condensed financial statements, financial statements of AmericaTowne, Inc. and the Company are presented separately. Due to exclusion of the Company from consolidated financial statements, AmericaTowne’s financial statements presented in the pro forma do not agree to those in its corresponding 10-K or 10-Q.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

The pro forma adjustments contained in the pro forma combined financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the acquisition.

AMERICATOWNE Holdings, Inc.
Pro Forma Balance Sheets

	Historical		Pro Forma
	March 31, 2018	March 31, 2018
	ATI Modular Technology Corp.	America Towne Inc.	Adjustment	Notes	Combined
ASSETS
Current Assets
Cash and cash equivalents	$146,060	$767,229			$913,289
Notes receivable - related parties	—	71,750			71,750
Accounts receivable, net	—	812,868			812,868
Accounts receivable, net - related parties	1,747,092	1,501,758	(469,441)	(A)	2,779,409
Other receivables	—	—			—
Other receivables - related parties	52,264	106,412			158,676
Prepayment-current	—	644			644
Total Current Assets	1,945,416	3,260,661			4,736,636

Prepayment-non current	—	6,715			6,715
Property, plant and equipment, net	9,945	28,784			38,729
Deferred tax assets	—	239,613			239,613
Goodwill	—	40,331			40,331
Investments	—	178,859	(175,000)	(B)	3,859
Total Assets	$1,955,361	$3,754,963			$5,065,883

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$25,411	524,246	(494,148)	(A)	$55,509
Deferred revenues-current	1,504,387	4,542			1,508,929
Notes payable	—	—			—
Other payables	—	560			560
Deposit from customers	—	1,469			1,469
Due to related parties	—	31,333			31,333
Income tax payable	14,868	42,972			57,840
Total Current Liabilities	1,544,666	605,122			1,655,640
Deferred revenues-non current	—	48,306			48,306
Total Liabilities	1,544,666	653,428			1,703,946

Commitments & Contingencies

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized, 198,323,882 shares issued and outstanding	126,741	4,942	68,537	(B)	200,220
Common stock subscribed	1,000	154	5,026	(B)	6,180
Additional paid-in capital	897,340	5,450,296	(248,563)	(B)	6,099,073
Deferred compensation	(325,000)	(1,836,542)			(2,161,542)
Receivable for issuance of stock	(206,980)	(90,223)			(297,203)
Retained Earnings	(82,406)	(422,712)	24,707	(A)	(480,411)
Noncontrolling interest	—	(4,380)			(4,380)
Shareholders' Equity	410,695	3,101,535			3,361,937
Total Liabilities and Shareholders' Equity	$1,955,361	$3,754,963			$5,065,883

AMERICA TOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma

	March 31, 2018	March 31, 2018
	ATI Modular Technology Corp.	America Towne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$—	$111,135			$111,135
Services-related parties	125,000	237,000	(125,000)	(A)	237,000
	125,000	348,135			348,135
Cost of Revenues-Related Parties	—	35,499			35,499
Gross Profit	125,000	312,636			312,636

Operating Expenses
General and administrative	85,152	464,909	(125,000)	(A)	418,756
			(6,305)	(A)
Professional fees	9,644	75,255			84,899
Total operating expenses	94,796	540,164			503,655
Income from operations	30,204	(227,528)			(191,019)

Other Expenses (Income)	—	8			8

Provision for income taxes	4,531	—			4,531
Net Income (Loss)	25,673	(227,536)			(195,558)

Less: Net income attributable to the noncontrolling interest	—	9,796			9,796

Net income attributable to AMERICA TOWNE, Inc common stockholders	$25,673	$(217,740)			$(185,762)

Loss per share - basic and diluted					$(0.001)
Weighted average shares outstanding- basic and diluted					199,081,552

AMERICA TOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma

	December 31, 2017	December 31, 2017
	ATI Modular Technology Corp.	America Towne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$—	$478,011			$478,011
Services-related parties	500,000	1,296,992	(500,000)	(A)	1,296,992
	500,000	1,775,003			1,775,003
Cost of Revenues-Related Parties	—	303,549			303,549
Gross Profit	500,000	1,471,454			1,471,454

Operating Expenses
General and administrative	303,631	1,778,975	(500,000)	(A)	1,567,366
			(15,240)	(A)
Professional fees	135,023	236,073			371,096
Total operating expenses	438,654	2,015,048			1,938,462
Income from operations	61,346	(543,594)			(467,008)

Other Expenses (Income)	(1)	(2,351)			(2,352)

Provision for income taxes	10,337	—			10,337
Net Income (Loss)	51,010	(541,243)			(474,993)

Less: Net income attributable to the noncontrolling interest	—	25,851			25,851

Net income attributable to AMERICATOWNE, Inc common stockholders	$51,010	$(515,392)			$(449,143)

Loss per share - basic and diluted					$(0.003)
Weighted average shares outstanding- basic and diluted					143,960,450

AMERICATOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma
	For the Nine Months Ended
	September 30, 2017	September 30, 2017
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$-	$228,404			$228,404
Services-related parties	375,000	1,081,992	(375,000)	(A)	1,081,992
	375,000	1,310,396			1,310,396
Cost of Revenues-Related Parties	-	113,076			113,076
Gross Profit	375,000	1,197,320			1,197,320

Operating Expenses
General and administrative	223,212	1,228,692	(375,000)	(A)	1,071,005
			(5,899)	(A)
Professional fees	103,476	152,645			256,121
Total operating expenses	326,688	1,381,337			1,327,126
Income from operations	48,312	(184,017)			(129,806)

Other Expenses (Income)	-	(229)			(229)

Provision for income taxes	7,247	-			7,247
Net Income (Loss)	41,065	(183,788)			(136,824)

Less: Net income attributable to the noncontrolling interest	-	21,317			21,317

Net income attributable to AMERICATOWNE, Inc common stockholders	$41,065	$(162,471)			$(115,507)

Loss per share - basic and diluted					$(0.001)
Weighted average shares outstanding- basic and diluted					125,799,963

AMERICATOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma
	For the Six Months Ended
	December 31, 2016	December 31, 2016
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$-	$208,270			$208,270
Services-related parties	250,000	275,000	(375,000)	(A)	150,000
	250,000	483,270			358,270
Cost of Revenues-Related Parties	-	(215,418)			(215,418)
Gross Profit	250,000	698,688			573,688

Operating Expenses
General and administrative	308,754	825,565	(375,000)	(A)	756,156
			(3,163)	(A)
Professional fees	43,756	134,926			178,682
Total operating expenses	352,510	960,491			934,838
Income from operations	(102,510)	(261,803)			(361,150)

Other Expenses (Income)	-	4,466			4,466

Provision for income taxes	-	(36,627)			(36,627)
Net Income (Loss)	(102,510)	(229,642)			(328,989)

Less: Net loss attributable to the noncontrolling interest	-	15,103			15,103

Net income (loss) attributable to AMERICATOWNE, Inc common stockholders	$(102,510)	$(214,539)			$(313,886)

Loss per share - basic and diluted					$(0.003)
Weighted average shares outstanding- basic and diluted					109,822,948

AMERICATOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma
	For the Year Ended
	June 30, 2016	June 30, 2016
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$-	$1,603,540			$1,603,540
Services-related parties	125,000	375,000	(125,000)	(A)	375,000
	125,000	1,978,540			1,978,540
Cost of Revenues-Related Parties	-	520,228			520,228
Gross Profit	125,000	1,458,312			1,458,312

Operating Expenses
General and administrative	110,386	1,147,133	(125,000)	(A)	1,126,269
			(6,250)	(A)
Professional fees	22,166	179,816			201,982
Total operating expenses	132,552	1,326,949			1,328,251
Income from operations	(7,552)	131,363			130,061

Other Expenses (Income)	(3,859)	59			(3,800)

Provision for income taxes	-	(13,984)			(13,984)
Net Income (Loss)	$(3,693)	$145,288			$147,845

Earnings per share - basic and diluted					$0.001
Weighted average shares outstanding- basic and diluted					99,687,615

AMERICATOWNE Holdings, Inc.
Pro Forma Statements of Operations

	Historical		Pro Forma
	For the Year Ended
	June 30, 2015	June 30, 2015
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined
Revenues
Sales	$-	$651,305			$651,305
Services-related parties	-	150,000			150,000
	-	801,305			801,305
Cost of Revenues-Related Parties	-	117,986			117,986
Gross Profit	-	683,319			683,319

Operating Expenses
General and administrative	3,859	329,844			333,703

Professional fees	-	107,830			107,830
Total operating expenses	3,859	437,674			441,533
Income from operations	(3,859)	245,645			241,786

Other Expenses (Income)	(3,859)	291			(3,568)

Provision for income taxes	-	89,406			89,406
Net Income (Loss)	$-	$155,948			$155,948

Earnings per share - basic and diluted					$0.010
Weighted average shares outstanding- basic and diluted					15,872,585

Notes to Unaudited Pro Forma Combined Financial Information

Note 1 – Basis of Presentation

The unaudited pro forma combined balance sheet as of March 31, 2018, and the unaudited pro forma combined statements of operations, for the three months ended March 31, 2018, for the year ended December 31, 2017, for the nine months ended September 30, 2017, for the six months ended December 31, 2016 and for the year ended June 30, 2016 and 2015, are based on the historical financial statements of the Company and AmericaTowne, Inc. after giving effect of the Agreement and Plan of Merger executed in June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The Company entered into Agreement and Plan of Merger with AmericaTowne, Inc. whereas the merger was accounted under US GAAP as a business combination under common control with the Company being the acquirer as both entities were owned by the same controlling shareholders. The pro forma combined financial information have been presented at historical costs and on a retroactive basis of the entities.

Note 2 – Adjustments

(A)	To eliminate intercompany transactions.
(B)	Execution of the Company’s 50-to-1 reverse stock split, as well as AmericaTowne’s 1-to-4 stock split in accordance with Agreement and Plan of Merger.

The following table illustrates details of Note (B)

	ATI Modular Technology Corp.	AmericaTowne Inc.
Common Stock
Outstanding shares before split	126,740,708	49,421,350
50-to-1 reverse stock split	0.02
1-to-4 stock split		4
Outstanding shares after split	2,534,814	197,685,400
Par value in merged company	0.001	0.001
Common Stock after merger	2,535	197,685	200,220
Common Stock before merger	126,741	4,942	131,683
			68,537	(i)
Common Stock Subscribed
Outstanding shares before split	1,000,000	1,540,000
50-to-1 reverse stock split	0.02
1-to-4 stock split		4
Shares subscribed after split	20,000	6,160,000
Par value in merged company	0.001	0.001
Common Stock after merger	20	6,160	6,180
Common Stock before merger	1,000	154	1,154
			5,026	(ii)
Additional Paid in Capital
Adjustment in common stock			68,537	(i)
Adjustment in common stock subscribed			5,026	(ii)
			73,563
Investment		175,000	175,000
			248,563

Note 3 – Earnings (Loss) Per Share

Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted earnings per share gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. Earnings per share excludes all potential dilutive shares of common stock if their effect is anti-dilutive. There were no potential dilutive securities at March 31, 2018, December 31, 2017, September 30, 2017, December 31, 2016, June 30, 2016 and June 30, 2015. The basic and diluted earnings (loss) per share for the three month ended March 31, 2018, for the year ended December 31, 2017, the nine months ended September 30, 2017, for the six months ended December 31, 2016, for the year ended June 30, 2016 and 2015 as follows:

	Three Months Ended	Year Ended	Nine Months Ended	Six Months Ended	Year Ended
	March 31	Dec 31	Sept 30	Dec 31,	June 30,
	2018	2017	2017	2016	2016	2015
Numerator
Net income (loss)	$(185,762)	$(449,143)	$(115,507)	$(313,886)	$147,845	$155,948
Denominator
Weighted average common shares outstanding – basic and diluted	199,081,552	143,690,450	125,799,963	109,822,948	99,687,615	66,880,346
Earnings (Loss) per share - basic and diluted	$(0.001)	$(0.003)	$(0.001)	$(0.003)	$0.001	$0.01

The following table illustrates calculation of weighted average common shares in pro forma.

	Weighted Average Shares
	Historical		Pro Forma
Three Months Ended March 31, 2018
ATI Modular Technology Corp.	126,740,708	0.02	2,534,814
AmericaTowne, Inc.	49,136,685	4	196,546,738
			199,081,552
Year Ended December 31, 2017
ATI Modular Technology Corp.	126,740,090	0.02	2,534,802
AmericaTowne, Inc.	35,356,412	4	141,425,648
			143,960,450
Nine Months Ended September 30, 2017
ATI Modular Technology Corp.	126,739,881	0.02	2,534,798
AmericaTowne, Inc.	30,816,291	4	123,265,165
			125,799,963
Six Months Ended December 31, 2016
ATI Modular Technology Corp.	121,171,157	0.02	2,423,423
AmericaTowne, Inc.	26,849,881	4	107,399,525
			109,822,948
Year Ended June 30, 2016
ATI Modular Technology Corp.	16,075,716	0.02	321,514
AmericaTowne, Inc.	24,841,525	4	99,366,101
			99,687,615
Year Ended June 30, 2015
ATI Modular Technology Corp.	16,075,716	0.02	321,514
AmericaTowne, Inc.	16,639,708	4	66,558,832
			66,880,346

Note 4 – Historical and Pro Forma per Share Data

The unaudited pro forma data below is presented for illustrative purposes only. It does not purport to represent the historical results or what the combined company’s financial position would have been if the Mergers occurred on the date assumed and it is not necessarily indicative of the combined company’s future results or financial position.

Book Value per Share

March 31, 2018
ATI Modular Technology Corporation
Historical	$0.0032
Pro Forma	$0.0168

AmericaTowne, Inc.
Historical	$0.0680
Pro Forma	$0.0168

Basic and Diluted Earnings per Share

	Three Month Ended March 31 2018	Year Ended Dec 31 2017	Nine Month Ended Sep 30 2017	Six Month Ended Dec 31 2016	Year Ended June 30 2016	Year Ended June 30 2015
ATI Modular Tech Corp.
Historical	$0.0002	$0.0003	$0.0003	$(0.0008)	$(0.0002)	$(0.0002)
Pro Forma	$(0.0009)	$(0.0031)	$(0.0009)	$(0.0029)	$0.0015	$0.0023

AmericaTowne, Inc.
Historical	$(0.0025)	$(0.0086)	$(0.0044)	$(0.0074)	$0.0058	$0.0094
Pro Forma	$(0.0009)	$(0.0031)	$(0.0009)	$(0.0029)	$0.0015	$0.0023

INFORMATION WITH RESPECT TO

ATI MODULAR TECHNOLOGY CORP.

(the “Acquiring Company”)

General Description of Business

ATI Modular Technology Corp. (“ATI Modular,” “we” or “us”) is an operating company engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. We are in the business of all aspects of modular construction, including but not limited to, (a) the furtherance of modular construction technology, education and development in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, adware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services. In China, the modular construction industry is new and in its very early stages. Though we expect other competitors to come forth, at this time, there are only three other competitors, and those competitors are based in China. None of the competitors are from the United States. We believe that it is recognized that United States modular technology is more advanced than our Chinese counterparts, and the technology is recognized as the gold standard. The construction industry in China, as a whole, has a mandate to immediately start developing modular technology with cities and provinces developing modular construction plans and targets to construct modular in both the public as well as private sectors. Most communities have milestones and are creating official policies on modular construction with the actual percentage of production mandated by particular target dates.

ATI Modular has been sought out by three separate governments in China to assist their communities in developing their modular industry based upon United States’ technology. ATI Modular has experience in the construction sector in China and the United States, and thus we believe we have the leverage in assembling experts in the modular industry to assist in delivery of goods, services, equipment, technology, and know-how all under the moniker of “Made in the USA.”

On June 21, 2016, AmericaTowne, the controlling shareholder of ATI Modular by virtue of its majority ownership of common stock in ATI Modular, entered into a Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian County Bureau”) out of Shexian, China (hereinafter, the “AT/Shexian Cooperative Agreement”). The AT/Shexian Cooperative Agreement relates to the construction of an AmericaTowne location in advancing tourism in the Hanwang mountains.

Under the terms of the AT/Shexian Cooperative Agreement, AmericaTowne and the Shexian County Bureau have agreed to a strategic partnership wherein the Shexian County Bureau intends to invest local resources to AmericaTowne for construction of an AmericaTowne community. In consideration, AmericaTowne intends on investing funds towards the development of the AmericaTowne community. AmericaTowne will be obligated to bear any and all applicable taxes and the projected investment by AmericaTowne into the development of the AmericaTowne community is estimated to be $30,000,000. It is anticipated that the definitive agreement will set forth a detailed projection and proforma associated with the use of funds. There is no guarantee that AmericaTowne will be able to raise this capital in the event a definitive agreement is executed. Furthermore, AmericaTowne’s ability to raise the necessary capital and to perform obligations under any definitive agreement might be materially affected in the event ATI Modular is not able to perform any of its obligations under any future definitive agreement with the Shexian County Bureau.

On June 21, 2016, ATI Modular agreed to participate with the Shexian County Bureau in building local modular construction, researching technology and intelligent systems related thereto, and servicing the full lifecycle of modular construction in the locale through the execution of the Cooperative Agreement (the “ATI Modular/Shexian Cooperative Agreement”).

Pursuant to future negotiations and more definitive agreements, ATI Modular has agreed to purchase the requisite equipment and technology in performing under the ATI Modular/Shexian Cooperative Agreement. In consideration for the services provided by ATI Modular, the Shexian County Bureau has agreed to be responsible for providing factories and land, and other resources and manpower in developing the modular construction. ATI Modular has also agreed to exercise its best efforts in raising approximately $30,000,000 in furthering the parties’ collective interests under the ATI Modular/Shexian Cooperative Agreement. These funds would be allocated towards different operating costs than the funds necessary for AmericaTowne to perform under the AT/Shexian Cooperative Agreement. It is anticipated that the definitive agreement will set forth a detailed projection and proforma associated with the use of funds. ATI Modular and the Shexian County Bureau have agreed to continue to cooperate in good faith in executing and further agreements needed in furthering their respective objectives. However, notwithstanding this intent, ATI Modular’s ability to perform might be materially affected in the event AmericaTowne is not able to meet its obligations in furthering any future definitive agreement with the Shexian County Bureau.

On September 8, 2016, ATI Modular entered into the Investment and Cooperation Agreement for ATI Modular Green Building Manufacturing Project with the Jiangnan Industry Zone in Anhui Province (the “Jiangnan Agreement”). Under the Jiangnan Agreement, ATI Modular has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing. ATI Modular has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. The location of the planned project is the New Material Industry Park in the Jiangnan Industry Zone in Anhui Province. The parties have projected a cost of $30,000,000.

On December 28, 2016, ATI Modular entered into the American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”), definitive agreement and supersedes the Jiangnan Cooperation Agreement of September 8, 2016. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and ATI Modular have agreed to the construction of ATI Modular’s green, modular building and related technology under the project name “Modular Plant Production Base.”

The capitalization under the Investment Agreement is, in part, ATI Modular’s responsibility. However, ATI Modular and Jiangnan have agreed to certain provisions to mitigate against financing risks, including, but not limited to: (a) access upon request by ATI Modular to local bank loans in the Anhui Province and United States Exim Bank, (b) equity fund insertion up to $3,000,000 USD, and (c) contribution by Jiangnan up to $2,900,000 upon meeting conditions in the Investment Agreement.

On September 9, 2016, ATI Modular entered into the Investment and Cooperation Agreement for ATI Modular Green Building Manufacturing Project with the Yongan government in the Fujian province (the “Yongan Agreement”). Under the Yongan Agreement, similar to the Jiangnan Agreement, ATI Modular has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing. ATI Modular has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. The location of the planned project is Yongan city in the Fujian province, China. The parties have projected a cost of $30,000,000.

ATI Modular has agreed to grant the Yongan government audit, access, supervision, inspection and other rights. The Yongan government has agreed to coordinate any and all necessary services in securing benefits associated with ATI Modular being a foreign investment enterprise, including but not limited to, providing the site for the manufacturing facility, tax relief, access to financing and a “Project Headquarter” for ATI Modular, which is defined in the Yongan Agreement. The Yongan Agreement is not a definitive agreement; rather, it is a memorialization of the parties’ future intent as to the subject matter therein. ATI Modular’s business plans and objectives could be impaired in the event the parties do not reach a definitive agreement. . ATI Modular is responsible for financing and providing any necessary facilities inside any factory plant. There is no guarantee that ATI Modular can secure such financing or develop the necessary facilities.

On June 27, 2016, ATI Modular entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Mr. Perkins, who is our sole director and officer. Yilaime holds the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Under the Services Agreement, Yilaime will provide ATI Modular with marketing, sales and support services in ATI Modular’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for ATI Modular through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay ATI Modular a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to ATI Modular by March 10, 2019. Yilaime has agreed to be ATI Modular’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement. Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of ATI Modular.

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the SEC. The impetus behind the Modular Services Agreement was ATI Modular’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay ATI Modular a quarterly fee of $125,000 per quarter. The initial fee under the Modular Services Agreement with AmericaTowne was recorded as a related-party receivable upon its execution. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to ATI Modular by March 10, 2019. Yilaime has agreed to be ATI Modular’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

 On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to ATI Modular through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting ATI Modular’s export activities, purchasing receivables from ATI Modular at a discount through a factoring relationship, and providing ATI Modular with working capital loans.

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to ATI Modular by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement. ATI Modular has agreed to pay AXP a commission fee up to the greater of 50% of ATI Modular’s export net income or 4% of ATI Modular’s export gross receipts. ATI Modular will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of ATI Modular periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, ATI Modular will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from ATI Modular’s “Export Platform” or “Community,” AXP agrees to pay ATI Modular 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe ATI Modular 25%, or $25,000. Furthermore, during the term, ATI Modular shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from ATI Modular, plus an interest rate for such factoring at the prime rate plus one-percent.

ATI Modular is in the early stages of its operations, and many of its plans and objectives are aspirational in nature, and thus might never come to fruition. At this time, ATI Modular plans to retain engineering and architectural firms based in the United States who have extensive experience in developing modular structures in the United States, China and other foreign locations based on market demand, which has not been thoroughly researched to date. ATI Modular has been focused on obtaining quotes, negotiating formal engagements and researching all aspects of the modular construction industry. While the infrastructure is still in the developmental stage, ATI Modular is confident that it has the experience, or access to those with experience, in the modular construction field.

ATI Modular plans on engaging in onsite placement and delivery of modular structures. Mr. Perkins has extensive experience in operating business in China. One of the reasons that Mr. Perkins was sought out and invited to participate in developing the modular industry in China is that he was the co-chairman of a construction company in China - Yilaime Foreign Partnership in Henghsui China. His experience with Yilaime Foreign Partnership allows ATI Modular to call on local companies in China as well as modular companies and experts in the United States to help provide on-site services. Yilaime Foreign Partnership is not a related party to ATI Modular, ATI, Yilaime or AXP.

In addition, ATI Modular recently joined the Modular Building Institute in Charlottesville, Virginia. In September of 2016, Mr. Perkins attended the Institute’s annual exposition in order to line up available suppliers, and experts in the modular construction field.

We intend on offering support services in all phases of modular construction. Our approach will be to focus on exporting United States based technology, services and equipment, and general “know-how.” Exporters in our related company, AmericaTowne, are experienced in the modular field and we plan on allowing those experienced exporters to participate in various levels of our program.

ATI Modular currently does not have a principal supplier of raw materials. ATI Modular has identified potential sources of raw materials in the United States through its membership in the Modular Building Institute. One of our primary challenges will be pricing the source of raw materials and delivery to China. We are also looking to potential raw material sources in China.

To operate within China, ATI Modular requires approval of government officials in China. In both cases where ATI Modular has signed Cooperative or Definitive Agreements (and in the case of the Shexian Agreement), and at the invitation of the local government, we have the approval to register and conduct business.

Business Developments in Fiscal Year 2017

The Company had disclosed that the Jiangnan Cooperation Agreement was not a definitive agreement. On December 28, 2016, the parties entered into the American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”), which supersedes the Investment and Cooperation Agreement with the Jiangnan Industry Zone in Anhui Province dated September 8, 2016 disclosed in the Company’s Form 10-12g Registration Statement.

Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.” By or before February 27, 2017, the Company will rent buildings, factories and rental houses from Jiangnan, or its related-party - Jiangnan Construction & Development Co., Ltd. (“Jiangnan Construction”), with a total acreage of approximately 244,776 square meters (approximately 2,634,747 square feet) for purposes of advancing the Company’s modular construction, technology and research, and with a chosen location within this area for the Company’s global company offices; however, the Company will retain its offices in the United States, as identified above. In the event the Company does not occupy the rented facilities in one-year, Jiangnan may place other tenants in the buildings for unrelated projects. The rental rate is as follows per square meter, per month: (a) 9 Chinese Yuan (approximately $1.29 USD) for single-storied factory buildings, (b) 7 Chinese Yuan (approximately $1.01 USD) for multi-storied factory buildings, (c) 6 Chinese Yuan (approximately $.86 USD) for two-storied buildings, (d) 5 Chinese Yuan (approximately $.75 USD) for three-storied buildings and public rental, and (e) 10 Chinese Yuan (approximately $1.38 USD) for commercial housing. The first twenty-seven months is rent free.

The initial deposit of 330,000 Chinese Yuan (approximately $48,000 USD) is due to Jiangnan Construction by January 11, 2016. This amount may be applied to the Company’s rental obligations. The Company has agreed to further capitalize the operation with 396,000,000 Chinese Yuan (approximately $57,000,000 USD) with 79,200,000 Chinese Yuan (approximately $11,000,000 USD) by December 31, 2017.

The capitalization under the Investment Agreement is, in part, the Company’s responsibility. However, the Company and Jiangnan have agreed to certain provisions to mitigate against financing risks, including, but not limited to: (a) access upon request by the Company to local bank loans in the Anhui Province and United States Exim Bank, (b) equity fund insertion up to $3,000,000 USD, and (c) contribution by Jiangnan up to $2,900,000 upon meeting conditions in the Investment Agreement.

The Company’s majority and controlling shareholder, AmericaTowne, has no financial obligations under the Investment Agreement. However, AmericaTowne’s director, officer and control person by virtue of his beneficial ownership of more than 51% of the issued and outstanding shares of common stock is Alton Perkins. Mr. Perkins is also the beneficial owner of the controlling interest in the Company by virtue of his ownership in AmericaTowne, and he is the Company’s sole director and officer. As a result, Mr. Perkins might elect to vote AmericaTowne’s shares, or exercise his rights as the sole member of the Board of Directors of AmericaTowne, to loan funds from AmericaTowne to the Company to satisfy the capital requirements under the Investment Agreement. If this occurred, the loaned funds would become a related-party debt to the Company. There are no current plans or intentions by Mr. Perkins to facilitate such a loan.

The Investment Agreement sets forth certain benefits, subsidies and incentives offered by the Chinese government, subject to the Company reaching certain benchmarks and employing a specific numbers of employees from the region. In addition, Jiangnan has agreed to certain financial contributions to the Company if it meets certain listing standards in China, and has agreed to exercise best efforts in pursuing private equity contributions for the benefit of the Company in China. The Investment Agreement contains events of default, and the respective rights and duties of the parties in the event of default. There is risk that investment by the Company may be made under the Investment Agreement, and as a result of an uncured default, the Company could lose its investment and opportunities in the region. Chinese law governs any disputes under the Investment Agreement, and the parties have agreed to jurisdiction of any dispute in Jiangnan’s region. As a result, the Company might have logistical problems in litigating any such dispute.

On December 4, 2017, the Company and Mangel Klicks Company Limited, a Ghana corporation (“Mangel Klicks”) entered into a Procurement Agreement for the procurement of hospital equipment to be used in Accra, Ghana (the “Procurement Agreement”). Pursuant to the terms of the Procurement Agreement, Mangel Klicks has agreed to pay $578,000 to the Company in consideration of the Company’s procurement of specific hospital equipment set forth in the Procurement Agreement. Mangel Klicks has agreed to pay 25% of the consideration, or $144,500, upon execution of the Procurement Agreement. The Company has received this initial payment. The balance of the consideration shall be paid by an irrevocable, confirmed Letter of Credit from a banking institution deemed acceptable to the Company. The specific terms of the consideration are set forth in Section 2 of the Procurement Agreement. There is no material relationship between the Company and Mangel Klicks.

As with any business plan that is aspirational in nature, there is no assurance ATI Modular will be able to accomplish all of its objectives or that it will be able to meet financing needs to accomplish said objectives. ATI Modular is a “shell company,” as defined under Rule 12b-2 of the Exchange Act. Our CIK number is 0001697426, and we have selected December 31 as our fiscal year.

Description of Property

We are currently evaluating a physical location for our operations in China along with a manufacturing facility. Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina for $2,500 per month. Yilaime is a related party to ATI Modular.

Legal Proceedings

There are not presently any material pending legal proceedings to which ATI Modular is a party or as to which any of its property is subject, and no such proceedings are known to ATI Modular to be threatened or contemplated against it.

Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters.

Prior to June 27, 2016, ATI Modular was incorporated as Global Recycle Energy, Inc. On June 27, 2016, ATI Modular amended its Articles of Incorporation with the State of Nevada to change the name of ATI Modular to ATI Modular Technology Corporation. On June 12, 2017, FINRA approved the name change to ATI Modular Technology Corp and symbol change to ATMO. ATI Modular is subject to Alternative Reporting Standards. The range of high and low bid information for ATI Modular’s common shares for each full quarterly period within the two most recent fiscal years, and any subsequent interim period for which financial statements are included, or as required under Article 3 of Regulation S-X, is as follows:

	4/1/16-6/30/16	7/1/16-9/30/16	10/1/16-12/31/16	1/1/17-3/31/17	4/1/17-6/30/17	7/1/17-9/30/17	10/1/17-12/31/17		1/1/18-3/31/18
High	0.4	9.74	8.95	9.39	8.25	74.99	3749.50	*	4.00
Low	0.15	0.4	7.5	5.25	0.35	0.25	305.50	*	.55

*OTCMarkets displays the Company’s prices as if the Reverse Split discussed above has been effectuated. The Company does not consider the Reverse Split effectuated until the Commission’s approval of the Company’s Information Statement on Schedule 14C and Registration Statement on Form S-4.

As the most recent practicable date, there are approximately 181 record holders of our common stock with an aggregate of 126,740,708 shares issued and outstanding. The Company has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business. We have no securities authorized for issuance under any Equity Compensation Plans.

ATI Modular’s shares are traded on the OTC Markets on OTC:Pink. ATI Modular is currently listed by FINRA as a Caveat Emptor security and public interest concern with the OTC. The potential reasons for this categorization are set forth at http://www.otcmarkets.com/stock/ATMO/quote, even though no specific reason has been stated by OTC.

Financial Statements

ATI Modular Technology Corp
Balance Sheets

	March 31,	December 31,
	2018	2017
	(Unaudited)
Assets

Current assets
Cash and cash equivalents	$146,060	$159,746
Accounts receivable, net - related parties	1,747,092	1,396,202
Other receivables - related parties	52,264	98,424
Total Current Assets	1,945,416	1,654,372

Office Equipment Furniture & Fixtures	9,945	10,784

Total Assets	$1,955,361	$1,665,156

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$25,411	$40,411
Deferred Revenue	1,504,387	1,254,387
Income tax payable	14,868	10,337
Total Current Liabilities	1,544,666	1,305,135

Total Liabilities	1,544,666	1,305,135

Commitments and Contingencies

Stockholders' Equity
Common stock,$0.001 par value, 500,000,000 shares authorized;
126,740,708 shares issued and outstanding	126,741	126,741
Common stock subscribed	1,000	1,000
Additional paid in capital	897,340	897,340
Deferred compensation	(325,000)	(350,000)
Receivable for issuance of stock	(206,980)	(206,980)
Retained Earnings	(82,406)	(108,080)
Total stockholders' equity	410,695	360,020
Total liabilities and stockholders' equity	$1,955,361	$1,665,155

See Notes to Financial Statements

ATI Modular Technology Corp
Statements of Operations
(Unaudited)

	For the Three Months Ended
	March 31,
	2018	2017

Revenues - related parties	$125,000	$125,000
Cost of revenues - related parties	—	—
Gross profit	125,000	125,000

Operating expenses
General and administrative	94,796	110,235

Net income from operation	30,204	14,765

Other Income	—	—

Net income from operation before taxes	30,204	14,765

Provision for income taxes	4,531	2,215

Net income	$25,673	$12,550

Earnings per common share-basic and diluted	$0.00	$0.00

Weighted average number of common
shares outstanding basic and diluted	126,740,708	126,738,200

See Notes to Financial Statements

ATI Modular Technology Corp
Statements of Cash Flows
(Unaudited)

	For the Three Months Ended
	March 31,
	2018	2017

Operating Activities
Net income (loss) of the period	$25,673	$12,550
Adjustments to reconcile net loss from operations
Bad debt expense	17,670	15,422
Depreciation	839	2,123
Amortization on deferred compensation	25,000	25,000
Changes in Operating Assets and Liabilities
Accounts receivable	(368,560)	(308,435)
Other receivables	46,160	14,764
Accounts payable and accrued expenses	(15,000)	(5,001)
Deferred revenue	250,000	215,000
Income tax payable	4,531	2,215
Net cash used in operating activities	(13,686)	(26,362)

Investing Activities
Purchase of fixed assets	—	(861)
Net cash used in investing activities	—	(861)

Financing Activities
Proceeds from issuance of stock	—	22,500
Net cash provided by financing activities	—	22,500

Net increase (decrease) in cash and equivalents	(13,686)	(4,723)

Cash and equivalents at beginning of the period	159,746	94,266
Cash and equivalents at end of the period	$146,060	$89,543

Supplemental cash flow information:
Interest paid	$—	$—
Income taxes paid	$—	$—

See Notes to Financial Statements

ATI Modular Technology Corp.
Notes to Financial Statements

(Unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

ATI Modular Technology Corp., defined above and herein as the “Company” formerly Global Recycle Energy, Inc., was incorporated under the laws of the State of Nevada on March 7, 2008. The Company is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

The Company is an operating company engaged in the development and the exporting of modular energy efficient and smart technology and processes that allow government and private enterprises in China and elsewhere to use US-based methods for creating modular spaces, facilities, and properties. The Company is in the business of all aspects of modular and smart construction, including but not limited to, (a) the furtherance of modular and smart construction technology, education, development and production in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, hardware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services.

Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina, and a related party to the Company, as set forth below. Our physical location for our operations in China along with a manufacturing facility is Anhui Province Jiangnan Industrial Concentration Zone New Energy Industry Park A1, A2, A5 Plant Chizhou City, Anhui Province, China. The Company has registering its wholly owned subsidiary Anhui Ao De Xin Modular Building Technology Co. Ltd. in Jiangnan Industry Zone, Chizhou, China.

The Company entered an Investment and Cooperation Agreement with the Jiangnan Industry Zone in Anhui Province, China dated September 8, 2016 (the “Jiangnan Cooperation Agreement”). On December 28, 2016, the Company entered the definitive agreement, American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”) with the Administrative Committee, Jiangnan Industry Zone in Anhui Province. The Investment Agreement superseded the Jiangnan Cooperation Agreement. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.”

Under the Investment Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing using US based technology. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. In addition, to modular and smart technology, the Company and Jiangnan has agreed to establish: 1) a modular development institute research and training center; 2) an entrepreneurial incubator; 3) an engineering technology research center; 4) an industrial design center; 5) a post-doctoral workstations and engineering laboratories; and 6) an international student intern summer work program. Where possible the Company’s aim is to increase US exports by using American based technology, equipment and services. (Strategy).

The Company presented to Anhui Project to United States Ex-Im Bank, which provided a Letter of Interest in providing support for the Project. Additionally, pursuant to its agreement with Chizhou government, Chizhou preliminarily agreed to provide support for EX-IM funding either by a guarantee or local bank support. Although no loan application has been submitted management is under the impression that subject to meeting Ex-Im Bank’s standard underwriting requirements, there is a possibility of loans, and other funding including working capital and insurance. Going forward, we plan on working with Ex-Im to seek insurance and funding for the Chizhou operations. There is no assurance that funding and or insurance will be obtained.

The Company entered the Modular Services Agreement with AmericaTowne, a related party and the majority and controlling shareholder of the Company, to support AmericaTowne’s obligations under the Shexian Agreement in designing, installing and manufacturing American modular technology for use in all government and private buildings throughout Shexian County, and elsewhere in China. The terms and conditions of the Modular Services Agreement with AmericaTowne and the Shexian Agreement are set forth above.

Also, the Company has entered the Yongan and Shexian Agreements to pursue the development of business opportunities involving modular technology and investments, and business development. While we plan to have robust operations in the United States and international locations, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While the Company has an agreement in place with the government of Jiangnan as well as the approval by government officials in Shexian and Yongan China to operate facilities there is no assurance that we will operate the facilities successfully. Additionally, the Company will need government approval in other locations in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities in other locations to operate other aspects of our business plan. Finally, Mr. Perkins, as a control person of each entity – AmericaTowne and the Company, might elect to forego certain obligations of AmericaTowne under other Corporative Agreements currently in place or not enter more definitive agreements with Governments in China and elsewhere, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP”).

Interim Financial Statements

These interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. They do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with the Company's audited financial statements and notes thereto contained in its report on Form 10-K for the transition period ended December 31, 2017.

The financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company's financial position at March 31, 2018, and the results of its operations and cash flows for the three months ended March 31, 2018. The results of operations for the period ended March 31, 2018 are not necessarily indicative of the results to be expected for future quarters or the full year.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts' receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the customer's financial condition, past payment history if any, any conversations with the customer about the customer's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

 Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	3-5 years

For the three months ended March 31 2018 and 2017 depreciation expense is $839 and $2,123, respectively

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Nevada and is subject to U.S. federal income tax and Nevada state income tax, if any. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings or net loss per share amounts are computed by dividing the net income or loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

At March 31, 2018 and December 31, 2017, no potentially dilutive shares were outstanding.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

The Company's revenue recognition policies comply with FASB ASC Topic 605. The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

 The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to March 31, 2018.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and generating of revenue through our business. However, there can be no assurances the Company will be successful in its efforts to secure additional equity financing and obtaining sufficient revenue producing contracts. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4. ACCOUNT RECEIVABLES – RELATED PARTIES

The nature of the accounts receivable for March 31, 2018 in the amount of $1,839,044 are for modular construction and technology services and utilization of anticipated modular construction technology by ATI pursuant to the Modular Construction & Technology Services Agreement between ATI and the Company dated June 28, 2016 (hereinafter, the “ATI Services Agreement”) and for the Sales and Support Services Agreement with Yilaime on June 27, 2016 (the “Yilaime Services Agreement”). On March 31, 2018, the Company's allowance for bad debt is $91,952 which provides a net receivable balance of $1,747,092.

Accounts receivable consist of the following:

	December 31	December 31
	2017	2016
Accounts receivable related parties	1,839,044	1,469,686
Less: Allowance for doubtful accounts	(91,952)	(73,484)
Accounts receivable, net	$1,747,092	$1,396,202

Bad debt expense was $17,670 and $15,422 for the three months ended March 31, 2018 and 2017, respectively.

NOTE 5. DEFERRED REVENUE

The Company receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the three months ended March 31, 2018, $250,000 fee from exclusive agreement incurred; $1,504,387 is booked deferred revenue as current liability on March 31, 2018 and $70,000 went against cost charged by Yilaime.

NOTE 6. SHAREHOLDER'S EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock as of March 31, 2018:

Common stock, $ 0.001 par value: 500,000,000 shares authorized; 126,740,708 shares issued and outstanding;

Preferred stock, none: 0 shares authorized; but not issued and outstanding.

NOTE 7. STOCK BASED COMPENSATION

The Company entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with the Company retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, the Company has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. The Company may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

For the three months ended March 31, 2018, $25,000 of stock compensation was charged to operating expenses and $325,000 was recorded as deferred compensation on March 31, 2018.

NOTE 8. RELATED PARTIES TRANSACTIONS

The Company intends on relying on other businesses controlled by our sole director and officer, and beneficial owner of the majority shares of common stock in the Company – Alton Perkins, in implementing its business plan.

Mr. Perkins is the control person of Yilaime Corporation, AmericaTowne and AXP Holding Corporation. At this time, the purpose of the Company is to service the construction and related technology needs of AmericaTowne under AmericaTowne’s agreements with the Shexian County Investment Promotion Bureau in developing an AmericaTowne community in the Hanwang mountains in Shexian, China. The Company also intends on supporting these services in other AmericaTowne ventures at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency in developing an AmericaTowne Community and an International School in Longyan County China.

The related export services rendered to the Company in the implementation of its business plan cannot be provided by AmericaTowne or through the AmericaTowne relationship. In order to avoid conflicts of interest, Mr. Perkins is of the opinion that there must be a separate and distinct agreement between, in this case, the Company and AXP Holding Corporation. Furthermore, although other similar IC-DISC entities exist, the Company is able to obtain better terms and conditions from AXP Holding Corporation in light of Mr. Perkins’ control of AXP Holding Corporation.

AmericaTowne’s Board of Directors determined that operating and controlling a separate but related entity focused on the development and the exporting of modular energy efficient technology and processes for government and private enterprises in China would be more prudent from a risk mitigation and operational standpoint than providing these services under the AmericaTowne business plan. Furthermore, the intent of the Company is to expand its services and relationships to other similar endeavors in projects not related to AmericaTowne, thus the need to maintain and operate a separate entity.

Cooperative Agreement (Shexian County Government, China)

The Company’s majority and controlling shareholder – AmericaTowne, is a party under the Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian Agreement”). Under the Shexian Agreement, AmericaTowne and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains. Although not definitive at this time, the parties have agreed that, in consideration for AmericaTowne’s investment of approximately $30,000,000 into the development, plus any additional tax paid to the local government, where applicable, the Shexian County Bureau will dedicate local resources, including land (which AmericaTowne would be required to obtain rights through local bid invitation), and participation with AmericaTowne in an agreed upon equity split through a future definitive agreement.

The Company will be providing construction and technology services to AmericaTowne in facilitating AmericaTowne’s obligations under the Shexian Agreement. The Company’s ability to generate revenue under its agreement with AmericaTowne could be impaired in the event AmericaTowne is not able to meet its obligations under the Shexian Agreement. Furthermore, Mr. Perkins, as a control person of each entity, might elect to forego certain obligations of AmericaTowne under the Shexian Agreement or not enter into a more definitive agreement with the Shexian County Bureau, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

Sales and Support Services Agreement (Yilaime Corporation)

On June 27, 2016, we entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Alton Perkins, who is our sole director and officer. Yilaime, and another related-party – Yilaime Corporation of NC, Inc. (“Yilaime NC”), are the holders of the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust (“Perkins Trust”) and the AXP Nevada Asset Protection Trust 1 (“AXP”), which holds 5,100,367 and 120,000 shares, respectively, of the issued and outstanding common stock in ATI. Mr. Perkins is the beneficial owner of 20,674,484 shares of ATI, which equals 90.11% of issued and outstanding shares. Mr. Perkins is the beneficial owner of the majority and controlling interest in the Company through his direct holdings, and beneficial holdings through Yilaime, AXP and the Perkins Trust. ATI, Perkins Trust and Mr. Perkins beneficially own 110,117,593 shares, or 86%, of the Company’s common stock.

Under the Services Agreement, Yilaime will provide the Company with marketing, sales and support services in the Company’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for the Company through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay the Company a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of the Company.

Modular Construction & Technology Services Agreement (AmericaTowne)

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). The impetus behind the Modular Services Agreement was the Company’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay the Company a quarterly fee of $125,000 per quarter. The initial fee was paid upon signing the Modular Services Agreement. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Interest Charge – Domestic International Sales Agreement (AXP Holding Corporation)

On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to the Company through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting the Company’s export activities, purchasing receivables from the Company at a discount through a factoring relationship, and providing the Company with working capital loans.

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to the Company by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement.

The Company has agreed to pay AXP a commission fee up to the greater of 50% of the Company’s export net income or 4% of the Company’s export gross receipts. The Company will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of the Company periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, the Company will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from the Company’s “Export Platform” or “Community,” AXP agrees to pay the Company 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe the Company 25%, or $25,000. Furthermore, during the term, the Company shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from the Company, plus an interest rate for such factoring at the prime rate plus one-percent.

The Company recognizes and confirms the requirements in ACS 850- 10-50-6 to disclose all related party transactions between the Company and related party transactions and or relationships.

The Company also leases office space from Yilaime for $2,500/month.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures:

For Statement of Operations for the three months ended March 31, 2018 and 2017:

(a)	$125,000 and $125,000 in revenues for ATI Services Agreements with the Company;
(b)	$7,500 and $7,500 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement;
(c)	$30,204 and $14,765 of compensation expense for AXP Holding Corp charges for DISC.
(d)	$25,000 and $25,000 for general and administrative operating expenses recorded as stock compensation for respective employment agreements;
(e)	$0 and $1,500 for general and administrative expenses for commissions and fees

For Balance Sheets on March 31, 2018 and December 31, 2017:

(a)	$469,441 and $349,642 net account receivables ATI owes to the Company;
(b)	$1,277,651 and $1,046,560 net account receivables Yilaime owes to the Company;
(c)	$52,264 and $98,424 prepayments to AXP Holding Corp;
(d)	$1,504,387 and $1,254,387 deferred revenue-Yilaime;
(e)	$13,712 and 23,712 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.;
(f)	$325,000 and 350,000 as deferred compensation pursuant to respective employment agreements

NOTE 9. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of income tax expense for the three months ended March 31, 2018 and 2017 are as follows

	For the Three Month Ended
	March 31, 2018	March 31, 2017
Current tax expense	$4,531	$2,215
Deferred tax expense	-	-
Tax expense (benefit)	$4,531	$2,215

The Company had $14,868 and $10,337 of income tax liability as of March 31, 2018 and December 31, 2017, respectively.

Fiscal Year

Our fiscal year ends December 31.

Results of Operations for the Three Months Ended March 31, 2018 and 2017

Our operating results for the three months ended March 31, 2018 and 2017 are summarized as follows:

	Three Months Ended
	March 31, 2018	March 31, 2017
Revenue	$125,000	$125,000
Cost of Revenues	$—	$—
Operating Expenses	$94,796	$110,235

Net Income	$25,673	$12,550

Revenues

For the three months ended March 31, 2018, the Company generated revenue of $125,000. The Company's revenues came from related parties for services rendered for the service rights agreement with AmericaTowne. We can make no assurances that we will find commercial success in any of our revenue producing contracts. Our revenues, thus far, rely entirely on related parties. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the fourth quarter of 2016.

Operating Expenses

Our expenses for the first three months ended March 31, 2018 and 2017 are outlined in the table below:

	Three Months Ended
	March 31, 2018	March 31, 2017
General and Administrative	$94,796	$110,235

Total Operating Expenses	$94,796	$110,235

Our operating expenses are largely attributable to administrative expenses related to our reporting requirements as a public company and implementation of our business plan.

Net Income

As a result of our operations, the Company reported net income before tax obligations of $30,204 for the three months ended March 31, 2018, an increase of $15,439 from the same period one year ago.

Liquidity and Capital Resources

Working Capital

	March 31, 2018	December 31, 2017
Current Assets	$1,945,416	$1,654,372
Current Liabilities	$1,554,666	$1,305,135

Working Capital	$390,750	$349,237

Cash Flow

	Three Months Ended
	March 31, 2018	March 31, 2017
Net Cash Used in Operating Activities	$13,686	$26,362
Net Cash Used in Investing Activities	$—	$861
Nat Cash Provided by Financing Activities	$—	$22,500

Decrease in Cash	$13,686	$4,723

Cash Provided by Operating Activities

We have $13,686 and $26,362 net cash used in operating activities for the three months ended March 31, 2018 and 2017, respectively. The decrease is mainly due to increase in accounts receivable.

Cash Used in Investing Activities

For the three months ended March 31, 2018 and 2017, we spent $nil and $861 on purchasing fixed assets, respectively.

Cash Provided by Financing Activities

We received $22,500 from issuance of stock for the three months ended March 31, 2017. The Company did not issue any stock in the first quarter of the 2018 fiscal year.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States ("US GAAP"). US GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenues and expenses amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition.

We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

We believe the following is among the most critical accounting policies that impact our consolidated financial statements. We suggest that our significant accounting policies, as described in our financial statements in the Summary of Significant Accounting Policies, be read in conjunction with this Management's Discussion and Analysis of Financial Condition and Results of Operations.

Revenue Recognition

The Company recognizes revenue at the date of delivery to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. The Company's Revenue Recognition policy is provided in detail at Note 2 of the Financial Statements.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, "Income Taxes." ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is "more likely than not" that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the "more likely than not" test, no tax benefit is recorded. The adoption had no effect on the Company's consolidated financial statements.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

ATI Modular Technology Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of ATI Modular Technology Corp. as of December 31, 2017 and 2016, and the related statement of operations, stockholders’ equity, and cash flows for the year ended December 31, 2017 and for the six months ended December 31, 2016, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ATI Modular Technology Corp. as of December 31, 2017 and 2016, and the results of operations and cash flows for the year ended December 31, 2017 and for the six months ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur, which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Yichien Yeh, CPA

We have served as the Company’s auditor since 2016.

Oakland Gardens, New York

May 17, 2018

ATI Modular Technology Corp
Balance Sheets

	December 31, 2017	December 31, 2016

Assets
Current assets
Cash and cash equivalents	$159,746	$94,266
Accounts receivable, net - related parties	1,396,202	458,755
Other receivables - related parties	98,424	159,772
Total Current Assets	1,654,372	712,793

Office Equipment Furniture & Fixtures	10,784	6,280

Total Assets	$1,665,156	$719,073

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$40,411	$209,699
Deferred Revenue	1,254,387	324,387
Income tax payable	10,337	—
Total Current Liabilities	1,305,135	534,086

Total Liabilities	1,305,135	534,086

Commitments and Contingencies

Stockholders' Equity

Common stock,$0.001 par value, 500,000,000 shares authorized; 126,740,708 and 126,733,337 shares issued and outstanding	126,741	126,733
Common stock subscribed	1,000	982
Additional paid in capital	897,340	833,363
Deferred compensation	(350,000)	(450,000)
Receivable for issuance of stock	(206,980)	(167,000)
Retained Earnings	(108,080)	(159,091)
Total stockholders' equity	360,021	184,987
Total liabilities and stockholders' equity	$1,665,156	$719,073

See Notes to Financial Statements

ATI Modular Technology Corp
Statements of Operations

	Year Ended December 31	Six Months Ended December 31	Years Ended June 30
	2017	2016	2016	2015

Revenues - related parties	$500,000	$250,000	$125,000	$—
Cost of revenues - related parties	—	—	—	—
Gross profit	500,000	250,000	125,000	—

Operating expenses
General and administrative	438,654	352,510	132,552	3,859

Net income (loss) from operation	61,346	(102,510)	(7,552)	(3,859)

Other Income	1	—	3,859	—

Net income (loss) from operation before taxes	61,348	(102,510)	(3,693)	(3,859)

Provision for income taxes	10,337	—	—	—

Net income (loss)	$51,011	$(102,510)	$(3,693)	$(3,859)

Earnings (Loss) per common share-basic and diluted	$0.00	$0.00	$0.00	$0.00

Weighted average number of common shares outstanding basic and diluted	126,740,090	116,204,874	16,075,716	16,075,716

See Notes to Financial Statements

ATI Modular Technology Corp
Statements of Changes in Stockholders' Equity

	Common Stock		Common Stock	Additional Paid-In	Deferred	Receivable for Issuance	Retained
	Shares	Amount	Subscribed	Capital	Compensation	of Stock	Earnings	Total

Balance, June 30, 2014	16,075,716	$16,076	$—	$32,953	$—	$—	$(49,029)	$—

Net loss for the year ended June 30, 2015	—	—	—	—	—	—	(3,859)	(3,859)

Balance, June 30, 2015	16,075,716	$16,076	$—	$32,953	$—	$—	$(52,888)	$(3,859)

Shares issued for services	100,000,000	100,000	—	—	—	—	—	100,000

Net loss for the year ended June 30, 2016	—	—	—	—	—	—	(3,693)	(3,693)

Balance, June 30, 2016	116,075,716	$116,076	$—	$32,953	$—	$—	$(56,581)	$92,448

Shares issued for proceeds	657,621	657	982	310,410	—	(167,000)	—	145,049

Shares issued for services	10,000,000	10,000		490,000	(500,000)	—	—	—

Amortization of Deferred Compensation	—	—	—	—	50,000	—	—	50,000

Net loss for the six months ended December 31, 2016	—	—	—	—	—	—	(102,510)	(102,510)

Balance, December 31, 2016	126,733,337	$126,733	$982	$833,363	$(450,000)	$(167,000)	$(159,091)	$184,987

Shares issued for proceeds	7,371	8	18	63,977	—	(39,980)	—	24,023

Amortization of Deferred Compensation	—	—	—	—	100,000	—	—	100,000

Net income for the year ended December 31, 2017	—	—	—	—	—	—	51,011	51,011

	126,740,708	126,741	1,000	897,340	(350,000)	(206,980)	(108,080)	360,021

See Notes to Financial Statements

ATI Modular Technology Corp
Statements of Cash Flows

	Year Ended	Six Months Ended	Years Ended
	December 31	December 31	June 30
	2017	2016	2016	2015

Operating Activities
Net income (loss) of the period	$51,011	$(102,510)	$(3,693)	$(3,859)
Adjustments to reconcile net loss from operations
Bad debt expense	65,435	17,895	6,250	—
Depreciation	1,893	416	—	—
Shares issued for services	—	—	100,000	—
Amortization on deferred compensation	100,000	50,000	—	—
Changes in Operating Assets and Liabilities
Accounts receivable	(1,002,882)	(357,900)	(125,000)	—
Other receivables	61,348	(159,772)	—	—
Advances to officers	—	19,241	(19,241)	—
Accounts payable and accrued expenses	(169,288)	190,000	15,840	3,859
Deposit from customers	—	(30,000)	30,000	—
Deferred revenue	930,000	324,387	—	—
Income tax payable	10,337	—	—	—
Net cash provided by (used in) operating activities	47,854	(48,243)	4,156	—

Investing Activities
Purchase of fixed assets	(6,397)	(2,540)	—	—
Net cash used in investing activities	(6,397)	(2,540)	—	—

Financing Activities
Proceeds from issuance of stock	24,023	145,049	—	—
Net cash provided by financing activities	24,023	145,049	—	—

Net increase (decrease) in cash and equivalents	65,480	94,266	4,156	—

Cash and equivalents at beginning of the period	94,266	—	—	—
Cash and equivalents at end of the period	$159,746	$94,266	$4,156	$—

Supplemental cash flow information:
Interest paid	$—	$—	$—	$—
Income taxes paid	$—	$—	$—	$—

See Notes to Financial Statements

ATI MODULAR TECHNOLOGY CORP
Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

ATI Modular Technology Corp., defined above and herein as the “Company” formerly Global Recycle Energy, Inc., was incorporated under the laws of the State of Nevada on March 7, 2008. The Company is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

The Company is an operating company engaged in the development and the exporting of modular energy efficient and smart technology and processes that allow government and private enterprises in China and elsewhere to use US-based methods for creating modular spaces, facilities, and properties. The Company is in the business of all aspects of modular and smart construction, including but not limited to, (a) the furtherance of modular and smart construction technology, education, development and production in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, hardware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services.

Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina, and a related party to the Company, as set forth below. Our physical location for our operations in China along with a manufacturing facility is Anhui Province Jiangnan Industrial Concentration Zone New Energy Industry Park A1, A2, A5 Plant Chizhou City, Anhui Province, China. The Company has registering its wholly owned subsidiary Anhui Ao De Xin Modular Building Technology Co. Ltd. in Jiangnan Industry Zone, Chizhou, China.

The Company entered an Investment and Cooperation Agreement with the Jiangnan Industry Zone in Anhui Province, China dated September 8, 2016 (the “Jiangnan Cooperation Agreement”). On December 28, 2016, the Company entered the definitive agreement, American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”) with the Administrative Committee, Jiangnan Industry Zone in Anhui Province. The Investment Agreement superseded the Jiangnan Cooperation Agreement. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.”

Under the Investment Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing using US based technology. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. In addition, to modular and smart technology, the Company and Jiangnan has agreed to establish: 1) a modular development institute research and training center; 2) an entrepreneurial incubator; 3) an engineering technology research center; 4) an industrial design center; 5) a post-doctoral workstations and engineering laboratories; and 6) an international student intern summer work program. Where possible the Company’s aim is to increase US exports by using American based technology, equipment and services. (Strategy).

The Company presented to Anhui Project to United States Ex-Im Bank, which provided a Letter of Interest in providing support for the Project. Additionally, pursuant to its agreement with Chizhou government, Chizhou preliminarily agreed to provide support for EX-IM funding either by a guarantee or local bank support. Although no loan application has been submitted management is under the impression that subject to meeting Ex-Im Bank’s standard underwriting requirements, there is a possibility of loans, and other funding including working capital and insurance. Going forward, we plan on working with Ex-Im to seek insurance and funding for the Chizhou operations. There is no assurance that funding and or insurance will be obtained.

The Company entered the Modular Services Agreement with AmericaTowne, a related party and the majority and controlling shareholder of the Company, to support AmericaTowne’s obligations under the Shexian Agreement in designing, installing and manufacturing American modular technology for use in all government and private buildings throughout Shexian County, and elsewhere in China. The terms and conditions of the Modular Services Agreement with AmericaTowne and the Shexian Agreement are set forth above.

Also, the Company has entered the Yongan and Shexian Agreements to pursue the development of business opportunities involving modular technology and investments, and business development. While we plan to have robust operations in the United States and international locations, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While the Company has an agreement in place with the government of Jiangnan as well as the approval by government officials in Shexian and Yongan China to operate facilities there is no assurance that we will operate the facilities successfully. Additionally, the Company will need government approval in other locations in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities in other locations to operate other aspects of our business plan. Finally, Mr. Perkins, as a control person of each entity – AmericaTowne and the Company, might elect to forego certain obligations of AmericaTowne under other Corporative Agreements currently in place or not enter more definitive agreements with Governments in China and elsewhere, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP”).

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts' receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the customer's financial condition, past payment history if any, any conversations with the customer about the customer's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	3-5 years

For the years ended December 31 2017 and for the six months ended December 31, 2016 depreciation expense is $1,893 and $416, respectively

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Nevada and is subject to U.S. federal income tax and Nevada state income tax, if any. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings or net loss per share amounts are computed by dividing the net income or loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

At December 31, 2017 and 2016, no potentially dilutive shares were outstanding.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all the following criteria are met: (i) persuasive evidence of an arrangement exists,

(ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to December 31, 2017.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and generating of revenue through our business. However, there can be no assurances the Company will be successful in its efforts to secure additional equity financing and obtaining sufficient revenue producing contracts. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4. ACCOUNT RECEIVABLES – RELATED PARTIES

The nature of the accounts receivable for December 31, 2017 in the amount of $1,469,686 are for modular construction and technology services and utilization of anticipated modular construction technology by ATI pursuant to the Modular Construction & Technology Services Agreement between ATI and the Company dated June 28, 2016 (hereinafter, the “ATI Services Agreement”) and for the Sales and Support Services Agreement with Yilaime on June 27, 2016 (the “Yilaime Services Agreement”). On December 31, 2017, the Company's allowance for bad debt is $73,484 which provides a net receivable balance of $1,396,202.

Accounts receivable consist of the following:

	Dec 31, 2017	Dec 31, 2016
Accounts receivable- related parties	1,469,686	482,900

Less: Allowance for doubtful accounts	(73,484)	(24,145)

Accounts receivable, net	$1,396,202	$458,755

Bad debt expense was $65,435 and $17,895 for the year ended December 31, 2017 and for the six months ended December 31, 2016, respectively.

NOTE 5. DEFERRED REVENUE

The Company receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the year December 31, 2017, $1,000,000 fee from exclusive agreement incurred; $1,254,387 is booked deferred revenue as current liability on December 31, 2017 and $70,000 went against cost charged by Yilaime.

NOTE 6. SHAREHOLDER'S EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock as of December 31, 2017 and 2016:

Common stock, $ 0.001 par value: 500,000,000 shares authorized; 126,740,708 and 126,733,337 shares issued and outstanding as of December 31, 2017 and 2016, respectively;

Preferred stock, none: 0 shares authorized; but not issued and outstanding.

NOTE 7. STOCK BASED COMPENSATION

The Company entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with the Company retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, the Company has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. The Company may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

For the year ended December 31, 2017, $100,000 of stock compensation was charged to operating expenses and $350,000 was recorded as deferred compensation on December 31, 2017.

NOTE 8. RELATED PARTIES TRANSACTIONS

The Company intends on relying on other businesses controlled by our sole director and officer, and beneficial owner of the majority shares of common stock in the Company – Alton Perkins, in implementing its business plan.

Mr. Perkins is the control person of Yilaime Corporation, AmericaTowne and AXP Holding Corporation. At this time, the purpose of the Company is to service the construction and related technology needs of AmericaTowne under AmericaTowne’s agreements with the Shexian County Investment Promotion Bureau in developing an AmericaTowne community in the Hanwang mountains in Shexian, China. The Company also intends on supporting these services in other AmericaTowne ventures at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency in developing an AmericaTowne Community and an International School in Longyan County China.

The related export services rendered to the Company in the implementation of its business plan cannot be provided by AmericaTowne or through the AmericaTowne relationship. In order to avoid conflicts of interest, Mr. Perkins is of the opinion that there must be a separate and distinct agreement between, in this case, the Company and AXP Holding Corporation. Furthermore, although other similar IC-DISC entities exist, the Company is able to obtain better terms and conditions from AXP Holding Corporation in light of Mr. Perkins’ control of AXP Holding Corporation.

AmericaTowne’s Board of Directors determined that operating and controlling a separate but related entity focused on the development and the exporting of modular energy efficient technology and processes for government and private enterprises in China would be more prudent from a risk mitigation and operational standpoint than providing these services under the AmericaTowne business plan. Furthermore, the intent of the Company is to expand its services and relationships to other similar endeavors in projects not related to AmericaTowne, thus the need to maintain and operate a separate entity.

Cooperative Agreement (Shexian County Government, China)

The Company’s majority and controlling shareholder – AmericaTowne, is a party under the Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian Agreement”). Under the Shexian Agreement, AmericaTowne and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains. Although not definitive at this time, the parties have agreed that, in consideration for AmericaTowne’s investment of approximately $30,000,000 into the development, plus any additional tax paid to the local government, where applicable, the Shexian County Bureau will dedicate local resources, including land (which AmericaTowne would be required to obtain rights through local bid invitation), and participation with AmericaTowne in an agreed upon equity split through a future definitive agreement.

The Company will be providing construction and technology services to AmericaTowne in facilitating AmericaTowne’s obligations under the Shexian Agreement. The Company’s ability to generate revenue under its agreement with AmericaTowne could be impaired in the event AmericaTowne is not able to meet its obligations under the Shexian Agreement. Furthermore, Mr. Perkins, as a control person of each entity, might elect to forego certain obligations of AmericaTowne under the Shexian Agreement or not enter into a more definitive agreement with the Shexian County Bureau, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

Sales and Support Services Agreement (Yilaime Corporation)

On June 27, 2016, we entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Alton Perkins, who is our sole director and officer. Yilaime, and another related-party – Yilaime Corporation of NC, Inc. (“Yilaime NC”), are the holders of the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust (“Perkins Trust”) and the AXP Nevada Asset Protection Trust 1 (“AXP”), which holds 5,100,367 and 120,000 shares, respectively, of the issued and outstanding common stock in ATI. Mr. Perkins is the beneficial owner of 20,674,484 shares of ATI, which equals 90.11% of issued and outstanding shares. Mr. Perkins is the beneficial owner of the majority and controlling interest in the Company through his direct holdings, and beneficial holdings through Yilaime, AXP and the Perkins Trust. ATI, Perkins Trust and Mr. Perkins beneficially own 110,117,593 shares, or 86%, of the Company’s common stock.

Under the Services Agreement, Yilaime will provide the Company with marketing, sales and support services in the Company’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for the Company through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay the Company a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of the Company.

Modular Construction & Technology Services Agreement (AmericaTowne)

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). The impetus behind the Modular Services Agreement was the Company’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay the Company a quarterly fee of $125,000 per quarter. The initial fee was paid upon signing the Modular Services Agreement. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Interest Charge – Domestic International Sales Agreement (AXP Holding Corporation)

On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to the Company through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting the Company’s export activities, purchasing receivables from the Company at a discount through a factoring relationship, and providing the Company with working capital loans.

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to the Company by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement.

The Company has agreed to pay AXP a commission fee up to the greater of 50% of the Company’s export net income or 4% of the Company’s export gross receipts. The Company will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of the Company periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, the Company will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from the Company’s “Export Platform” or “Community,” AXP agrees to pay the Company 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe the Company 25%, or $25,000. Furthermore, during the term, the Company shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from the Company, plus an interest rate for such factoring at the prime rate plus one-percent.

The Company recognizes and confirms the requirements in ACS 850- 10-50-6 to disclose all related party transactions between the Company and related party transactions and or relationships.

The Company also leases office space from Yilaime for $2,500/month.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures:

For Statement of Operations for the year ended December 31, 2017 and for the six months ended December 31, 2016:

(a)	$500,000 and $250,000 in revenues for ATI Services Agreements with the Company;

(b)	$30,000 and $15,000 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement;

(c)	$61,348 and $0 of compensation expense for AXP Holding Corp charges for DISC.

(d)	$100,000 and $50,000 for general and administrative operating expenses recorded as stock compensation for respective employment agreements;

(e)	$3,477 and $3,334 for general and administrative expenses for commissions and fees

For Balance Sheets on December 31, 2017 and 2016:

(a)	$349,642 and $60,088 net account receivables ATI owes to the Company;

(b)	$1,046,560 and $398,668 net account receivables Yilaime owes to the Company;

(c)	$98,424 and $159,772 prepayments to AXP Holding Corp;

(d)	$1,254,387 and $324,387 deferred revenue-Yilaime;

(e)	$23,712 and 198,000 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.;

(f)	$350,000 and 450,000 as deferred compensation pursuant to respective employment agreements.

NOTE 9. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of income tax expense for the year ended December 31, 2017 and for the six months ended December 31, 2016 are as follows

	Year Ended	Six Months Ended
	December 31, 2017	December 31, 2016
Current tax expense	$10,337	$—
Deferred tax expense	—	—
Tax expense (benefit)	$10,337	$—

The Company had $10,337 and $0 of income tax liability as of December 31, 2017 and 2016, respectively.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The cumulative tax effect at the expected rate of 34% of significant items comprising the net deferred tax amount is at December 31, 2017 and 2016 as follows:

	December 31, 2017	December 31, 2016

Deferred tax assets:
Net operating losses	$—	$34,853

Total deferred tax assets	—	34,853
Less: valuation allowance	—	(34,853)
Deferred tax assets, net	$—	$—

Reconciliation of Effective Income Tax Rate
	Year Ended December 31, 2017	Six Months Ended December 31, 2016

Statutory U.S. tax rate	16.85%	34.00%
Less: valuation allowance	—	(34.00%)
Effective income tax rate	16.85%	0%

Management’s Discussion and Analysis of Financial Condition and Results of Operations

We qualify as an “emerging growth company” under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

  have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
  comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor's report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);
  submit certain executive compensation matters to shareholder advisory votes, such as "say-on-pay" and "say-on-frequency;" and disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO's compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

The Company is in the early stages of its operations, and many of its plans and objectives are aspirational in nature, and thus might never come to fruition. At this time, the Company plans to retain engineering and architectural firms based in the United States who have extensive experience in developing modular structures in the United States, China and other foreign locations based on market demand, which has not been thoroughly researched to date. The Company has been focused on obtaining quotes, negotiating formal engagements and researching all aspects of the modular construction industry. While the infrastructure is still in the developmental stage, the Company is confident that it has the experience, or access to those with experience, in the modular construction field.

The Company plans on engaging in onsite placement and delivery of modular structures. Mr. Perkins has extensive experience in operating business in China. One of the reasons that Mr. Perkins was sought out and invited to participate in developing the modular industry in China is that he was the co-chairman of a construction company in China - Yilaime Foreign Partnership in Henghsui China. His experience with Yilaime Foreign Partnership allows ATI Modular to call on local companies in China as well as modular companies and experts in the United States to help provide on-site services. Yilaime Foreign Partnership is not a related party to the Company, ATI, Yilaime or AXP.

In addition, the Company recently joined the Modular Building Institute in Charlottesville, Virginia. In September of 2016, Mr. Perkins attended the Institute’s annual exposition in order to line up available suppliers, and experts in the modular construction field.

We intend on offering support services in all phases of modular construction. Our approach will be to focus on exporting United States based technology, services and equipment, and general know-how. Exporters in our related company, AmericaTowne, are experienced in the modular field and we plan on allowing those experienced exporters to participate in various levels of our program.

The Company currently does not have a principal supplier of raw materials. The Company has identified potential sources of raw materials in the United States through its membership in the Modular Building Institute. One of our primary challenges will be pricing the source of raw materials and delivery to China. We are also looking to potential raw material sources in China.

To operate within China, the Company requires approval of government officials in China. In both cases where the Company has signed Cooperative Agreements (and in the case of the Shexian Agreement), and at the invitation of the local government, we have the approval to register and conduct business.

Fiscal Year

Our fiscal year ends December 31.

Results of Operations through December 31, 2017

Our operating results are summarized as follows:

	Year Ended	Six Months Ended	Years Ended
	December 31	December 31	June 30
	2017	2016	2016	2015

Revenues	$500,000	$250,000	$125,000	—
Costs of Revenues	—	—	—	—
Gross Profit	$500,000	$250,000	$125,000	—
Operating Expenses	$438,654	$352,510	$132,552	$3,859
Other Income	$1	—	$3,859	—
Provision for Income Taxes	$10,337	—	—	—
Net Income (Loss)	$51,055	$(102,510)	$(3,693)	$(3,859)

Revenues

Pursuant to the Company’s Service Agreements, AmericaTowne and Yilaime paid the Company $500,000 in fiscal year 2017. In 2017 the Company had paid an Operating Expenses of $438,654. The Operation Expenses primarily stem from implementing the Company’s business plan, including legal and professional fees associated with the Company’s filing requirements under the Securities Act and Securities and Exchange Act and the merger between AmericaTowne and the Company.

We can make no assurances that we will find commercial success in any of our revenue producing contracts. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the first quarter of 2017.

Operating Expenses

Our expenses for the period through December 31, 2017 are outlined in the table below:

	Year Ended	Six Months Ended	Years Ended
	December 31	December 31	June 30
	2017	2016	2016	2015

Operating Expenses
General Administrative	$438,654	$352,510	$132,552	$3,859
Total Operating Expenses	$438,654	$352,510	$132,552	$3,859

Our operating expenses are largely attributable to office, rent and professional fees related to our reporting requirements as a public company and implementation of our business plan. In 2017, our operating expenses were $438,654, compared to $352,510 in the six months ending December 31, 2016, $132,553 in the year end June 30, 2016, and $3,859 in the year end June 30, 2015.

Net Income

As a result of our operations, for 2017, the Company reported net income after provision for income tax of $51,055. In the six months ending December 31, 2016, our net loss was $102,510. The increase is due to further implementing our business plan. In the fiscal years ending June 30, 2016 and 2015, we reported losses of $3,693 and $3,859, respectively.

Liquidity and Capital Resources

Working Capital

	December 31, 2017	December 31, 2016
Current Assets	$1,654,372	$712,793
Current Liabilities	$1,305,135	$534,086
Working Capital	$349,237	$178,707

We have working capital of $349,237 on December 31, 2017. Compared to December 31, 2016, working capital of $178,707. The increase is due to effectively implementing our initial business plans.

Cash Flow

	December 31, 2017	December 31, 2016
Net cash provided by (used in) operating activities	$47,854	($48,243)
Cash provided by (used in) investing activities	($6,397)	($2,540)
Cash provided by financing activities	$24,023	$145,049
Increase (Decrease) in cash	$65,480	$94,266

Cash Provided by Operating Activities

Compared to 2016, increase in cash provided by operating activities in 2017 is mainly due to decrease in accounts receivable.

Cash Used in Investing Activities

We spent $6,397 on fixed assets for 2017 compared to $2,540 in 2016.

Cash Provided by Financing Activities

Compared to 2016, our cash used in financing activities decreased by $121,026. This decrease was due to decrease in proceeds from issuance of common stock.

As of December 31, 2017, the Company had enough cash including receivables to operate its business at the current level for the next twelve months, but insufficient cash to achieve our business goals and initiatives set forth above. To address the cash situation, the Company continues to manage its cash accounts and receivables closely.

To date, we have been able to meet all our account payable obligations within a five to ten-day window. If required, we can extend this window to improve our cash flow position. Additionally, we have a plan to increase sales. There is no assurance that we will be able to maintain this level of operations.

The success of our business plan beyond the next twelve months is contingent upon us growing our business, keeping costs down, increasing revenue and obtaining additional equity and/or debt financing. We intend to fund operations through our pro-active efforts to monitor receivables, and debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do have a commitment from Chizhou government to provide cash infusions and or loan guarantees as we complete our operations in China. Other than Chizhou, we do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There is no assurance that such additional financing will be available to us on acceptable terms, or at all or that our receivable plan will be effective in the future.

Plan of Operation and Cash Requirements

The Company anticipates that its expenses over the next twelve months will be approximately $8,000,000 as described in the table below. These estimates may change significantly depending on the nature of our business activities and our ability to raise capital from our shareholders or other sources.

Description	Potential Completion Date	Estimated Expenses $

Initial Plant and Operations Set-up	12 months	2,250,000
Salaries	12 months	1,300,000
Utility expenses	12 months	50,000
Investor relations costs	12 months	50,000
Marketing expenses	12 months	100,000
Professional fees	12 months	150,000
Other administrative expenses	12 months	100,000
Equipment Purchases	12 months	4,000,000

Our other administrative expenses for the year will consist primarily of transfer agent fees, bank and interest charges and general office expenses. The professional fees are related to our regulatory filings throughout the year and include legal, accounting and auditing fees. The equipment purchases and plant set-up are related to the materially definitive agreement with Jiangnan.

Based on our planned expenditures, we will require approximately $8,000,000 to proceed with our business plan over the next twelve months. If we secure less than the full amount of financing that we require, we will not be able to carry out our complete business plan and we will be forced to proceed with a scaled back business plan based on our available financial resources.

We intend to raise the balance of our cash requirements for the next twelve months pursuant to our agreement with Jiangnan by accessing upon request bank loans, bank guarantees and equity funding. Additionally, we may have private placements, shareholder loans or possibly a registered public offering (either self-underwritten or through a broker-dealer). If we are unsuccessful in raising enough money through such efforts, we may review other financing possibilities such as bank loans. At this time, other than our agreement with Jiangnan we do not have a commitment from any third-party to provide us with financing. There is no assurance that any financing will be available to us or if available, on terms that will be acceptable to us.

Even though we plan to raise capital through equity or debt financing, we believe that the latter may not be a viable alternative for funding our operations, as we do not have sufficient tangible assets to secure any such financing. We anticipate that any additional funding will be in the form of equity financing from the sale of our common stock. At the close of 2017, we are considering financing arrangements for our common stock. However, the arrangements are not final and we cannot provide any assurance that we will be able to raise sufficient funds from the sale of our common stock to finance our operations. In the absence of such financing, we may be forced to abandon our business plan.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any changes in or disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure

Quantitative and Qualitative Disclosures About Market Risk.

As a smaller reporting company, as defined in 17 CFR § 229.10(f)(1), we are not required to provide the information requested by this Item.

INFORMATION WITH RESPECT TO

AMERICATOWNE, INC.

(the “Acquired Company”)

General Description of Business

AmericaTowne aims to increase US export and employment by providing upper and middle-income consumers in China and elsewhere with “Made in the USA” goods and services allowing customers to experience the United States’ culture and lifestyle. In achieving this objective, AmericaTowne focuses on four initiatives:

(1)    The development of a United States International Trade Center in Meishan Ningbo China and elsewhere with employees and/or independent contractors focusing on advancing our initial business objective, which is to be the "go-to" place for all things "Made In The USA."

(2)    The development of upwards of 20 AmericaTowne communities in China with each community consisting of upwards of 50 United States based companies, and upscale hotels, villas, children theme parks, senior care, wellness and educational facilities - all based upon United States culture and lifestyle.

(3)    The development of an internet platform in Chinese to complement (1) and (2), above, focusing on importing "Made In The USA" goods and services to China through internet sales.

(4)    The development of franchise operations in the United States and internationally to support and advance the above-referenced initiatives.

These initiatives are aspirational in nature. AmericaTowne’s intent is to accomplish the majority, if not all, of these initiatives, but there is no assurance of success.

General Discussion

AmericaTowne aims to earn revenues and income, and generate cash, by focusing on the four core business operations and initiatives set forth above. At this point, AmericaTowne revenue is generated from Service Provider, Exporter Service Agreements, and related agreements with companies throughout the United States. AmericaTowne generates revenues and cash by servicing these agreements. It works with exporters carefully and focus on our accounts receivable as part of managing its projected tight liquidity position. Additionally, AmericaTowne works with exporters closely in developing export strategies for the goods and services they planned to export. AmericaTowne has successfully engaged in multiple Export Service Agreements with entities throughout the United States since the Company’s inception.

At present, the bulk of AmericaTowne’s operations take place in its Raleigh, North Carolina office, which acts as a model for plans for our United States Trade Center Operations. AmericaTowne is in the process of outfitting operations in Chizhou, China. Two full-time managers have been hired to operate the facilities located at Chizhou and other locations in China. AmericaTowne is working with the Chizhou Port Authorities to ensure that our operational procedures are in compliance with various import laws.

AmericaTowne’s short-term operational objective is to develop exporter pipeline, grow revenues and increase operations and facilities in the United States, Africa and Europe while bringing the facility online in Chizhou, China. AmericaTowne’s focus currently is on enhancing an exporter base, including working with state export agencies to identify exporters as well as sources of goods and services made in the United States that are in demand in China. Along with increasing its United States operations, AmericaTowne aims to expand additional key staff in the United States and China that can help implement its plan.

To achieve its long-term objectives, AmericaTowne intends on shifting its revenue stream from a United Stated-based to a China-based stream by fully operating all planned activities at the planned Chizhou trade center, and activities within our AmericaTowne complexes and Chinese-based internet sites. Each of AmericaTowne’s four core initiatives presents challenges, risks, and opportunities.

AmericaTowne sees positive trends in the export area. Additionally, AmericaTowne plans to pursue opportunities in export not often thought of as an "exported commodity. Along with AmericaTowne’s planned core “AmericaTowne communities,” trade centers in the United States and China, and Internet operations, AmericaTowne plans on pursuing opportunities that are traditionally not thought of as an export commodity.

AmericaTowne’s Investment in ATI Nationwide Holding Corp.

On July 5, 2016, AmericaTowne entered into a Master Joint Venture and Operational Agreement (the “Joint Venture Agreement”) with Nationwide Microfinance Limited, a Ghanaian corporation (“Nationwide”). Under the terms of the Joint Venture Agreement, the parties agreed combine efforts, resources and established relationship in furthering the operational and financial development of a Savings and Loan company operating under the laws of Ghana, and potentially related services, in the United States and Ghana through a publicly reporting and trading entity in the United States. Nationwide has represented that it currently operates a Tier 2 microfinance company providing retail and commercial financial products and services in Ghana pursuant to a valid license in good standing issued by the Ghana Banking Authority.

The intent, at this time, is that AmericaTowne will be issued 51% of the voting shares in the joint venture entity; however, as set forth in more detail in the Joint Venture Agreement, AmericaTowne will not be involved in financing, insurance, securities or other investment company or banking matters. Rather, a subcommittee to the Board of Directors called the “Ghana Committee” will operate under the sole direction of the Accountable Manager of Nationwide, and will be responsible for the day-to-day operations in Ghana, and the operational recommendations to the Board of Directors, and to the Operations and Ethics Committee (another subcommittee as set forth in the Joint Venture Agreement) related to any and all aspects of Nationwide’s financial services business, including but not limited to, (i) final decisions concerning day-to-day operations of the savings and loans programs, (ii) determination of personnel employed in support of savings and loan service operations including the managing director, human resources, customers, operations, sales and marketing, quality assurance, and accounting and payroll, and (iii) any other commercially necessary and reasonable services benefiting Nationwide and the joint venture business combination entity. The Ghana Committee will report directly to the Board of Directors, and the officers of the joint venture business combination entity shall implement the directives of the Ghana Committee.

On October 3, 2016 AmericaTowne entered into two Stock Purchase Agreements with sellers Carson Holdings, LLC, and Joseph C. Passalaqua in furtherance of the Joint Venture Agreement. Pursuant to the Stock Purchase Agreements, the Company acquired 65,000,000 shares of common stock in EXA, Inc., a Florida corporation, traded on the OTC Pink Sheets under the symbol EXAI. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. As a result of the Stock Purchase Agreements, AmericaTowne became the controlling and majority shareholder in EXA, Inc.

AmericaTowne owns 65,000,000 of the 99,175,486 issued and outstanding shares of EXA, Inc. The shares under the Stock Purchase Agreement were purchased for $175,000, and the source of funds was working capital from AmericaTowne. AmericaTowne purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration.

Following the acquisition of EXA, Inc., AmericaTowne filed Amended Articles of Incorporation, changing EXA, Inc.’s name to ATI Nationwide Holding Corp. (“ATI Nationwide”). AmericaTowne has since filed ATI Nationwide’s corporate action, which was approved in fiscal year 2017, effectively changing the name of the corporation to ATI Nationwide Holding Corp., as well as the trading symbol to “ATIN.” ATI Nationwide’s Form 10 information has been filed with the Securities and Exchange Commission. As a result of the Plan of Merger discussed herein, ATI Nationwide will become a subsidiary of ATI Modular.

Business Developments in Fiscal Year 2017

Trade Center Agreements and Exporter Service Agreements

The Company has entered into a series of International Trade Center Service Provider Agreements (the “Trade Center Agreements”, or singularly, the “Trade Center Agreement”). As disclosed in prior filings, the general purpose behind the Trade Center Agreements is for the specific “Service Provider,” defined under the Trade Center Agreement, to support the operations of the Company’s programs in a specific geographical area. As a Service Provider, the party represents to the Company that the individual or his related entity has distinct experience working with individuals and businesses who may be candidates for the Company’s operations and business, including but not limited to, experience assisting businesses and entrepreneurs who may be candidates for occupancy and participation in an AmericaTowne community, or facilitating the acquisition of goods and performing services to the Company, securing funding (credit lines, loans and loan guarantees), insurance, supplier and export contracts and other related services that could assist candidates in conducting business with the Company. These services are referred to in similar and previously disclosed agreements as “Support Services.” Trade Center Agreements are for both International services (International Trade Center Agreements) and services based in the United States (U.S. Trade Center Agreements). The US Trade Service Agreements provide for the same, or similar, “Support Services” as the Trade Center Agreement in foreign jurisdictions, but the joint venture’s hub of operations is in the United States.

In consideration for the Service Provider entering into the Trade Center Agreement, the parties agree to form a joint venture limited liability company (or similarly structured entity upon consent of the parties) in which the Service Provider would be issued a specific percentage of equity and would deploy its resources in furtherance of an AmericaTowne community in a given geographical area. Each party has agreed to a mutual compensation schedule, which is incorporated into the Trade Center Agreements resulting in a fully integrated and materially definitive agreement. The reader is directed to the exhibits for the full copy of the Trade Center Agreements executed by the Company.

The Company also enters into Exporter Service Agreements. Under the Exporter Services Agreements, the Company represents to the customer that it is in the process of preparing the AmericaTowne Platform. This platform will consist of exhibition, showroom and display facilities, support office(s) and staff located in the United States and China, and the platform will provide a buyer’s network, and online websites either directly owned by AmericaTowne or in a partnership with third-parties in order to support the exhibition center, showroom and network to market imported goods and services to consumers in China. The AmericaTowne Platform will provide the customer with access to and participation in a program whereby the Company will exercise its experience, expertise and training in assessing the customer’s market acceptance and demand of the customer’s products or services in China (and perhaps other locales depending on the Company’s findings). In short, the Company is focused on increasing USA exports to China and elsewhere.

 In 2017, the Company entered into a total of twenty-three (23) Trade Center Agreements and three (3) Export Service Agreements. If all twenty-six contracts are performed without breach, the Company stands to earn a total of $2,173,500 in revenue over the lifetime of these agreements. Each individual agreement is discussed in detail below. The Company notes that, while this revenue is projected, it is not certain as there are risks associated with these contracts, including non-performance by the service providers. Details regarding these agreements can be found in AmericaTowne’s Annual Report on Form 10-K for the fiscal year 2017, hereby incorporated by reference.

Description of Property

AmericaTowne’s principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. AmericaTowne also leases office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina. Yilaime is a related party to the Company and AmericaTowne.

Legal Proceedings

There are not presently any material pending legal proceedings to which AmericaTowne is a party or as to which any of its property is subject, and no such proceedings are known to AmericaTowne to be threatened or contemplated against it.

Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters.

Authorized Capital Stock

AmericaTowne has 100,000,000 shares of authorized Common Stock, par value $.0001 per share, of which there are 49,441,617 shares issued and outstanding. AmericaTowne has 5,000,000 shares of Preferred Stock, par value $.0001 per share, of which none have been designated or issued. AmericaTowne’s common stock is not traded on a public market, though it is registered with the Securities and Exchange Commission.

Holders of shares of AmericaTowne’s common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by AmericaTowne’s Board of Directors in its discretion from funds legally available. In the event of a liquidation, dissolution or winding up of AmericaTowne, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase the AmericaTowne’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

AmericaTowne has not paid any dividends on its common stock and does not presently intend to pay cash dividends. The payment of cash dividends in the future, if any, will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to consummation of a business combination, if any. The payment of any dividends subsequent to a business combination, if any, will be within the discretion of AmericaTowne’s then existing board of directors. It is the present intention of AmericaTowne’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, the board of directors does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

In 2017, the Company entered into Employment Agreements with four (3) employees. Three of these employees were issued shares of restricted common stock in lieu of compensation in 2017. These employees are as follows:

Name	Position	Date of Employment Agreement	Stock Issuance
Andre Chaslin	Executive Vice President for Export & Europe Operations	October 18, 2017	120,000 shares of restricted common stock
Brian Eberhart	Vice President for Procurement Services	October 18, 2017	20,000 shares of restricted common stock
Du Jixiang	Executive Sales & Marketing Manager—China	November 1, 2017	10,000 shares of restricted common stock

Financial Statements

AMERICATOWNE Inc. and Subsidiaries
Consolidated Balance Sheets

	March 31	December 31
	2018	2017
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$913,289	$900,168
Notes receivable - related parties	71,750	73,000
Accounts receivable, net	812,868	764,800
Accounts receivable, net - related parties	2,779,409	2,336,179
Other receivables - related parties	127,343	180,547
Prepayment-current	644	644
Total Current Assets	4,705,303	4,255,338

Prepayment-non current	6,715	7,035
Property, plant and equipment, net	38,729	41,264
Deferred tax assets	239,613	169,291
Goodwill	40,331	40,331
Investments	3,860	3,860
Total Assets	$5,034,551	$4,517,119

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$55,511	$80,611
Deferred revenues-current	1,508,929	1,258,930
Other payables	560	1,060
Deposit from customers	1,469	1,469
Due to related parties	—	8,646
Income tax payable	57,840	53,309
Total Current Liabilities	1,624,309	1,404,025
Deferred revenues-non current	48,306	49,441
Total Liabilities	1,672,615	1,453,466

Commitments & Contingencies

Shareholders' Equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized;
none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized,
49,421,350 and 48,985,026 shares issued and outstanding	4,942	4,899
Common stock subscribed	154	87
Additional paid-in capital	5,910,632	5,684,903
Deferred compensation	(2,161,542)	(2,359,220)
Receivable for issuance of stock	(90,223)	(90,223)
Retained Earnings	(325,281)	(204,425)
Noncontrolling interest	23,254	27,632
Shareholders' Equity	3,361,936	3,063,653
Total Liabilities and Shareholders' Equity	$5,034,551	$4,517,119

See Notes to Consolidated Financial Statements

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Revenues
Sales	$111,135	$61,135
Services-related parties	237,000	230,000
	348,135	291,135
Cost of Revenues-Related Parties	35,499	59,416
Gross Profit	312,636	231,719

Operating Expenses
General and administrative	418,756	247,451
Professional fees	84,899	75,064
Total operating expenses	503,655	322,515
Income from operations	(191,019)	(90,796)

Other Expenses (Income)	8	(228)

Provision for income taxes	(65,792)	2,215
Net Income (Loss)	(125,235)	(92,783)

Less: Net loss (income) attributable to the noncontrolling interest	4,379	3,107

Net income (loss) attributable to AMERICATOWNE, Inc common stockholders	$(120,856)	$(89,676)

Earnings per share - basic and diluted	$(0.00)	$(0.003)
Weighted average shares outstanding- basic and diluted	49,136,685	27,004,775

See Notes to Consolidated Financial Statements.

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	For the Three Months Ended
	March 31, 2018	March 31, 2017
Operating Activities:
Net income (loss)	$(125,235)	$(92,783)
Adjustments to reconcile net income to net cash provided by operations
Depreciation	4,054	4,513
Stock compensation	240,178	123,429
Bad debt provision	24,036	19,494
Changes in operating assets and liabilities:
Accounts receivable, net	(515,334)	(412,638)
Other receivable - related parties	28,399	(196,917)
Prepayment	320	316
Deferred tax assets	(70,322)	—
Accounts payable and accrued expenses	(25,100)	150,316
Deferred revenues	248,865	213,865
Other payables	(500)	(1,928)
Deposit from customers	—	13,672
Due to related parties	16,160	16,090
Income tax payable	4,531	2,215
Net cash provided by (used in) operating activities	(169,948)	(160,357)

Investing Activities:
Purchase of fixed assets	(1,520)	(3,123)
Issuance of notes receivable	1,250	—
Net cash used in Investing activities	(270)	(3,123)

Financing Activities:
Proceeds from issuance of common stock	183,339	22,500
Net cash provided by financing activities	183,339	22,500

Increase (Decrease) in cash and cash equivalents	13,121	(140,981)
Cash and cash equivalents at beginning of period	900,168	973,015
Cash and cash equivalents at end of period	$913,289	832,034

Supplemental disclosure of cash flow information	—
Interest paid	$—	$—
Income taxes paid	$—	$—

See Notes to Consolidated Financial Statements.

AMERICATOWNE Inc.
Notes to Consolidated Financial Statements

(Unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AmericaTowne, Inc. (the “Company”) was incorporated under the laws of the State of Delaware on April 22, 2014. The Company is engaged in exporting and consulting in the exportation of American made goods, products and services to China and Africa through strategic relationships in China and in the United States, which is referred to internally by the Company as the “AmericaTowne Platform”. The Company’s forward-looking vision is to create a physical location called AmericaTowne in China that incorporates business selling the “American experience” in housing, retail, education, senior care and entertainment. On June 6, 2016, the Company purchased the majority and controlling interest in ATI Modular Technology Corp (“ATI Modular”), formerly Global Recycle Energy, Inc. through the acquisition of 100,000,000 shares (86%) of restricted common stock. The Stock Purchase and Sale Agreement dated June 2, 2016 (the “SPA”) closed on June 6, 2016 with the $175,000 payment of the purchase price to Joseph Arcaro, prior shareholder, and sole director and officer of ATI Modular.

ATI Modular is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US based methods for creating modular spaces, facilities, and properties. The Company's forward-looking vision is to create a physical location and manufacturing facility that promotes the export of US based technology, equipment, and process that focuses on building modular buildings, and structures of all types that will be used by both the public and private building and technology sectors in China.

On October 3, 2016, the Company purchased the majority and controlling interest in ATI Nationwide Holding Corp (“ATI Nationwide”), formerly EXA, Inc. OTC:Pinks (EXAI) through the acquisition of 65,000,000 shares (65.5%) shares of restricted common stock. The Stock Purchase and Sale Agreement dated October 3, 2016 (the “SPA EXAI”) closed on October 10, 2016 with the $175,000 payment of the purchase price to Joseph C. Passalaqua, prior shareholder and director and officer of ATI Nationwide.

The Company intends on using this acquisition to facilitate its performance under the July 11, 2016 Master Joint Venture and Operational Agreement with Nationwide Microfinance Limited, a Ghanaian corporation, as disclosed in the Company’s July 14, 2016 Form 8-K (see exhibit table above).

In both acquisitions, the Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. The source of funds was working capital from the Company. There is no material relationship between the Company and any of the parties under the Stock Purchase Agreements.

As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all its majority-owned subsidiaries which require consolidation. Inter-company transactions have been eliminated in consolidation.

Interim Financial Statements

These interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. They do not include all of the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements. Therefore, these consolidated financial statements should be read in conjunction with the Company's audited financial statements and notes thereto contained in its report on Form 10-K for the years ended December 31, 2017

The consolidated financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company's financial position at March 31, 2018, and the results of its operations and cash flows for the three months ended March 31, 2018. The results of operations for the period ended March 31, 2018 are not necessarily indicative of the results to be expected for future quarters or the full year.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	3-5 years

For the three months ended March 31, 2018 and 2017, depreciation expense is $4,054 and $4,513, respectively.

Investments

Investments primarily include cost method investments. On March 31, 2018 and December 31, 2017, the carrying amount of investments was $3,860 and $3,860, respectively. There are no identified events or changes in circumstances that may have a significant adverse effect on fair value of the investment as of March 31, 2018.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Delaware and is subject to U.S. federal income tax and Delaware state income tax. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. On March 31, 2018 and December 31, 2017 and 2016, there is deferred tax assets of $239,613 and $169,291, respectively. The Company had $57,840 and $53,309 of income tax liability as of March 31, 2018 and December 31, 2017, respectively.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per common share is computed by dividing income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if potentially dilutive securities had been issued. There were no potentially dilutive securities outstanding during the periods presented.

For the three months ended March 31, 2018 and 2017, diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Segment Information

The standard, "Disclosures about Segments of an Enterprise and Related Information", codified with ASC 280, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in business segment of marketing and sales in China while the Company's general administration function is performed in the United States. On March 31, 2018, all assets and liabilities are in the United States where the income and expense has been incurred since inception to March 31, 2018.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Pushdown Accounting and Goodwill

Pursuant to applicable rules (FASB ASC 805-50-S99) the Company used push down accounting to reflect Yilaime Corporation's purchase of 100% of the shares of the Company's common stock. Richard Chiang, the Company's prior sole shareholder entered into an agreement to sell an aggregate of 10,000,000 shares of the Company's common stock to Yilaime Corporation effective upon the closing date of the Share Purchase Agreement dated June 26, 2014. Richard Chiang executed the agreement and owned no shares of the Company's common stock. This transaction resulted in Yilaime Corporation retaining rights, title and interest to all issued and outstanding shares of common stock in the Company.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collectability is reasonably assured, and there are no significant subsequent obligations for the Company to assume.

Prior to an agreement, the Company assesses whether collectability from the potential customer is reasonably assured. The Company reviews the customer's financial condition, which is an indicator of both its ability to pay, and, in turn, whether or not revenue is realizable.

The ability to pay is an important criterion for entrance into an agreement with the customer. If management believes that the potential customer does not have the ability to pay, normally an agreement is not entered into with the customer.

If, at the outset an arrangement is entered into and the Company determines that the collectability of the revenue amount from the customer is questionable, management would not recognize revenue until it receives the amount due or conditions change so that collectability is reasonably assured. If collectability is reasonably assured at the outset of an arrangement, but subsequent changes in facts and circumstances indicate collection from the customer is no longer probable, the amount is recorded as bad debt expense.

There are two primary customer agreements currently offered to the Company's customers - (a) Licensing, Lease and Use Agreement ("Licensing Agreement"), and (b) Exporter Services Agreement ("Exporter Agreement").

(a) Licensing, Lease and Use Agreement

For the License, Lease and Use Agreement, the Company reflects revenue recognition over the course of the term.

(b) Exporter Services Agreement.

For services provided in the Exporter Service Agreement, the Company has two primary types of services called the Service Fee and Transaction Fee. Additionally, under certain circumstances, the Company may charge an Extension Fee. The customer under the Exporter Services Agreement is defined in this section as the "Exporter."

The Service Fee

Upon signing the Exporters Agreement, the Exporter is provided with services consisting of eight related components including: 1) market analysis; 2) review of proposed goods and services; 3) expectations for supply and demand in the market; 4) conducting export business in China; 5) information on financing; 6) information on the export tax savings programs; 7) international trade center assistance; and 8) selecting and assigning a tax saving company. All eight components of the Service Fee are delivered as one deliverable upon the signing or shortly thereafter of the Exporter Service Agreement with the exporter. The Company completes the earnings process upon the signing the Exporter Service Agreement since the one service fee deliverable has been delivered and we have no further obligations. Revenue is not recognized until the completion of these eight components and the Company has no further obligations.

The Transaction Fee

During this process, the Exporter's goods and services are tested in the market, buyers or identified, deals or negotiated and the exporter products and services are delivered, and payment is made. The Transaction Fee is normally a percentage of each transaction.

The Transaction Fee process includes the Exporter's participation in three programs: 1) the Sample and Test Market Program; 2) Market Acceptance Program; and 3) Export Delivery Action. In the Sample and Test Market Program, an Exporter's products and services are tested in the market; sources of goods and services are confirmed; price indications are confirmed; and an Exporter and buyer match occurs. In the Market Acceptance Program, the export deal is identified and negotiated. Finally, in the Export Delivery Action, the goods are shipped and delivered and payment is made. The Company does not recognize revenue until completion of these three programs and the Company has no further obligations.

Throughout the life of the Exporter Agreement, the Company expects Exporters to complete multiple transactions. Each transaction is a separate and independent process.

The Extension Fee

The Extension Fee is an independent accounting unit. The Extension Fee is a fee charged to those Exporters who in rare cases for whatever reason fail to avail themselves of the Transaction Process. The Exporter has one-year to participate in the Sample and Test Market Program. Afterwards, provided no transaction has occurred and the Exporter agrees to pay a fee equal to 25% of the original Service fee within thirty (30) days (the "Extension Fee"), the Exporter may continue the Transaction Process. If the Extension Fee is not paid, the Exporter's participation and membership in the Sample and Test Program terminates. In the event of termination, the balance of any prior fees is still due and payable.

Provided that the Exporter agrees to pay the Extension Fee and continues with the Transaction Process, at the end of the Transaction Process and the last Transaction Fee deliverable is made, the Transaction Fee Process is completed. Upon completion, the Company has no further obligations, revenue is recognized, and the Exporter is invoiced for both the Extension Fee and the Transaction Fee.

After the Exporter pays the Extension Fee, if no transaction has occurred for sixty (60) calendars days, the Company is exempt from any obligation to provide further Transaction Process services and it recognizes revenue of the Extension Fee.

The Company recognizes revenue on a gross basis.

We have gross presentation for services provided by Yilaime, a contractor to the Company prior to the consummation of an arrangement.

In accordance with ASC605-45-45, the gross basis to recognize revenue applies since the Company is the primary obligor in the arrangement.

The Company expects to realize revenue for export funding and support, and franchise and license fees for United States support locations, and education initiatives. Additionally, if and when the Company further develops AmericaTowne, revenues would be expected to be recognized for (a) villa sales, rentals, timeshare and leasing; (b) hotel leasing and or operational revenues and sales; (c) theme park and performing art center operations, sales and/or leasing; and (d) senior care facilities, operations and or sales.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to December 31, 2017.

Valuation of Goodwill

We assess goodwill for potential impairments at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment to be recognized, if any.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit's goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the three months ended March 31, 2018. The estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. NOTES RECEIVABLE – RELATED PARTIES

On July 12, 2017, the Company issued $15,000 secured promissory note to a shareholder with annual 6% interest rate. The note is due on October 30, 2017. The interest rate is 9% after the due date. The note is secured by the personal guarantee of the borrower and the borrower’s stock of the Company. The company has got repayment of $1,250 till March 31, 2018. The note is past due as of March 31, 2018

On August 31, 2017, the Company issued $58,000 secured promissory note to a shareholder with annual 3.5% interest rate. The note is due on April 1, 2018. The interest rate is 9% after the due date. The note is secured by the borrower’s stock of the Company.

NOTE 4. ACCOUNTS RECEIVABLE

The nature of the net accounts receivable for March 31, 2018, in the amount of $4,020,680 are for Export Service Agreements. The Company's allowance for bad debt is $428,403 which provides a net receivable balance of $3,592,277.

Accounts' receivable is stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Accounts receivable consist of the following:

	March 31,	December 31,
	2018	2017

Accounts receivable	$1,097,034	$1,045,412
Accounts receivable- related parties	2,923,646	2,459,135
Less: Allowance for doubtful accounts	(428,403)	(403,568)
Accounts receivable, net	$3,592,277	$3,100,979

Bad debt expense was $24,036 and $19,494 for the three months ended March 31, 2018 and 2017, respectively.

Allowance for bad debt policy

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt.

NOTE 5. SHAREHOLDER'S EQUITY

The Company incorporates by reference all prior disclosures for the period identified herein. See Part II, Item 6. The stockholders' equity section of the Company contains the following classes of capital stock as of March 31, 2018:

  Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 49,421,350 shares issued and outstanding
  Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6. DEFFERED REVENUE

ATI Modular receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the three months ended March 31, 2018, $250,000 fee from exclusive agreement incurred; $1,504,387 is booked deferred revenue as current liability on March 31, 2018 and $70,000 went against cost charged by Yilaime.

NOTE 7. STOCK BASED COMPENSATION

For the three months ended March 31, 2018 and 2017, $240,178 and $123,429 of stock compensation were charged to operating expenses, respectively. $2,161,542 and $2,359,220 were recorded as deferred compensation on March 31, 2018 and December 31, 2017, respectively.

ATI Modular entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with ATI Modular retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, ATI Modular has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. ATI Modular may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

On June 20, 2017, the Company signed the “First Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014. The new Agreement lifts up any lock-up provisions related to shares issued to Alton Perkins or its designee. In addition, in accordance with the new Agreement, the Company issued Alton Perkins additional 10,000,000 shares of restricted common stock and extend his employment until June 19, 2022.

On September 11, 2017, the Company signed the “Second Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014, as amended on June 20, 2017. Mr. Perkins agreed to serve as the Chairman and Chief Executive of AmericaTowne Holdings, Inc. as well as continue to serve for five years through September 11, 2022, in the same capacity for AmericaTowne, Inc., ATI Modular Technology Corp, and its subsidiary Anhui Ao De Xin Modular New Building Material Co., Ltd. In accordance with the new amended Agreement, the Company issued Alton Perkins and or his designee 8,831,145 shares of restricted common stock.

NOTE 8. RELATED PARTY TRANSACTIONS

Yilaime Corporation, a Nevada corporation ("Yilaime") and Yilaime Corporation of NC ("Yilaime NC") are related parties to the Company. Yilaime is a "Control Party" to AmericaTowne because it has title to greater than 50% of the issued and outstanding shares of common stock in the Company. Alton Perkins is the majority shareholder and controlling principal of Yilaime, Yilaime NC, Perkins DISC and the Company. Additionally, for those “trade centers” set forth below, Mr. Perkins directs all major activities and operating policies of each entity. The common control may result in operating results or a financial position significantly different from that, which would have been obtained if the enterprises were autonomous. Further, pursuant to ASC 850-10-50-6 the Company lists and provides details for all material Related Party transactions so that readers of the financial statements can better assess and predict the possible impact on performance.

Nature of Related Parties' Relationship

On October 8, 2014, the Company entered into the Stock Exchange Agreement with Yilaime NC. Pursuant to the terms of the Stock Exchange Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock to the Company. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986. The Company issued the 3,616,059 shares of common stock to Yilaime NC on May 14, 2015. As result of receiving 10,848,178 shares of issued and outstanding common stock in Yilaime (4.5% of issued and outstanding), the Company recorded a $3,860 investment in use of Cost Method.

The Company authorized Yilaime NC to transfer 3,616,059 of these shares pursuant to the Company's effective registration statement on Form S-1/A on November 5, 2015.

The Company entered into a Service Provider Agreement with Yilaime on October 27, 2014 (the "Service Agreement") wherein certain "Export Funding and Support Services" and "Occupancy Services," as defined therein, are provided to the Company in consideration for a fee. In addition to these fees, Yilaime has to pay an Operations Fee to the Company for exclusive rights. Mr. Perkins is the Chief Executive Officer of the Company and is the majority shareholder and controlling person of Yilaime.

The Company also leased office space from Yilaime NC for $3,516 per month.

On June 27, 2016, ATI Modular entered into a Sales and Support Services Agreement with Yilaime. Under the Services Agreement, Yilaime will provide ATI Modular with marketing, sales and support services in the ATI Modular’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for ATI Modular through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay ATI Modular a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to ATI Modular by March 10, 2019. Yilaime has agreed to be ATI Modular’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of ATI Modular.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for three months ending March 31,

Consolidated Operating Statement Related Party Transactions (for three months ending March 31, 2018 and 2017).

(a) $50,000 and $50,000 in revenues for Yilaime's exclusive agreement with the Company;

(b) $187,000 and $180,000 in Trade Center Service Agreement Revenue;

(c) $35,338 and $59,416 in costs of revenues to Yilaime for services pursuant to the Service Agreement;

(d) $174,775 and $159,686 for general and administrative expenses for commissions and fees.

(e) For the year ended, March 31, 2018, $10,547 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; For the three months ended, March 31, 2018, $7,500 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement. For the three months ended, March 31, 2018, $7,500 for general and administrative expenses for rent expenses ATI Nationwide paid to Yilaime towards its lease agreement.

(f) For the three months ended, March 31, 2017, $10,555 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; $7,500 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement; $7,500 for general and administrative expenses for rent expenses ATI Nationwide Holding Corp paid to Yilaime towards its lease agreement

(g) $240,178 and $123,429 for general and administrative operating expenses recorded as stock compensation for respective employment agreements.

Consolidated Balance Sheet Related Party Transactions (on March 31, 2018 and December 31, 2017)

(a) $71,750 and $73,000 notes receivable to shareholders;

(b) $1,377,010 and $1,128,033 net account receivables Yilaime owes to the Company;

(c) $1,402,399 and $1,208,146 Trade Center receivables owed to the Company;

(d) On March 31, 2018, other receivables include $112,666 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd.

On December 31, 2017, other receivables include $165,870 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd;

(e) $1,504,387 and $1,254,387 deferred revenue-Yilaime;

(f) $13,712 and 23,712 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of AMERICATOWNE Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of AMERICATOWNE Inc. and its subsidiaries (the “Company”) as of December 31, 2017 and 2016, and the related statement of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2017, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company. as of December 31, 2017 and 2016, and the results of operations and cash flows for each of the years in the two–year period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Yichien Yeh, CPA

We have served as the Company’s auditor since 2014

Oakland Gardens, New York

May 17, 2018

AMERICATOWNE Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31	December 31
	2017	2016
ASSETS
Current Assets
Cash and cash equivalents	$900,168	$973,015
Notes receivable - related parties	73,000	—
Accounts receivable, net	764,800	610,715
Accounts receivable, net - related parties	2,336,179	687,966
Other receivables - related parties	180,547	259,569
Prepayment-current	644	644
Total Current Assets	4,255,338	2,531,909

Prepayment-non current	7,035	7,675
Property, plant and equipment, net	41,264	25,861
Deferred tax assets	169,291	10,774
Goodwill	40,331	40,331
Investments	3,860	3,860
Total Assets	$4,517,119	$2,620,410

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$80,611	$240,287
Deferred revenues-current	1,258,930	328,929
Other payables	1,060	5,016
Deposit from customers	1,469	—
Due to related parties	8,646	42,839
Income tax payable	53,309	42,972
Total Current Liabilities	1,404,025	660,043
Deferred revenues-non current	49,441	53,981
Total Liabilities	1,453,466	714,024

Commitments & Contingencies

Shareholders' Equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized, 48,985,026 and 26,974,775 shares issued and outstanding	4,899	2,697
Common stock subscribed	87	90
Additional paid-in capital	5,684,903	3,329,750
Deferred compensation	(2,359,220)	(1,450,842)
Receivable for issuance of stock	(90,223)	(65,223)
Retained Earnings	(204,425)	98,631
Noncontrolling interest	27,632	(8,717)
Shareholders' Equity	3,063,653	1,906,386
Total Liabilities and Shareholders' Equity	$4,517,119	$2,620,410

See Notes to Consolidated Financial Statements

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Operations

	For the Years Ended
	December 31, 2017	December 31, 2016
Revenues
Sales	$478,011	$1,209,540
Services-related parties	1,296,992	550,000
	1,775,003	1,759,540
Cost of Revenues-Related Parties	303,549	244,486
Gross Profit	1,471,454	1,515,054

Operating Expenses
General and administrative	1,567,366	1,275,141
Professional fees	371,096	317,044
Total operating expenses	1,938,462	1,592,185
Income from operations	(467,008)	(77,131)

Other Expenses (Income)	(2,352)	(2,441)

Provision for income taxes	(146,512)	(3,549)
Net Income (Loss)	(318,144)	(71,141)

Less: Net loss (income) attributable to the noncontrolling interest	15,088	33,525

Net income (loss) attributable to AMERICATOWNE, Inc common stockholders	$(303,056)	$(37,616)

Earnings per share - basic and diluted	$(0.01)	$(0.003)
Weighted average shares outstanding- basic and diluted	35,356,412	26,599,745

See Notes to Consolidated Financial Statements.

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Stockholders' Equity
For the Years Ended December 31, 2017 and 2016

		Americatowne Inc. Shareholders

		Preferred Stock		Common Stock		Common Stock	Additional Paid-In	Retained	Deferred	Receivable for Issuance	Non-Controlling
	Total	Shares	Amount	Shares	Amount	Subscribed	Capital	Earnings	Compensation	of stock	Interest
Balance, December 31, 2015	$1,343,671	—	$—	25,243,205	$2,524	$—	$2,438,099	$136,246	$(1,233,198)	$—	$—

Shares Issued for Service	875	—	—	8,718	1	—	874	—	—	—	—

Shares Issued for Compensation	—	—	—	617,190	62	—	654,236	—	(654,298)	—	—

Amortization of Deferred Compensation	436,653	—	—	—	—	—	—	—	436,653	—	—

Shares issued for Debt Conversion	169,168	—	—	171,628	17	—	169,151	—	—	—	—

Shares Issued for Proceeds	235,970	—	—	934,034	93	90	301,010	—	—	(65,223)	—

Business Combination	(534)	—	—	—	—	—	—	—	—	—	(534)

Capital Contribution	145,049	—	—	—	—	—	119,706	—	—	—	25,343

Acquisition of non-business entity	(353,325)	—	—	—	—	—	(353,325)	—	—	—	—

Net loss for the Period	(71,141)	—	—	—	—	—	—	(37,616)	—	—	(33,525)

Balance, December 31, 2016	$1,906,386	—	$—	26,974,775	$2,697	$90	$3,329,750	$98,631	$(1,450,842)	$(65,223)	$(8,717)

Shares Issued for Compensation	—			11,148,892	1,115		1,519,879		(1,520,994)

Amortization of Deferred Compensation	612,616								612,616

Shares Issued for Proceeds	734,991			10,861,359	1,086	(3)	758,908			(25,000)

Capital Contribution	127,803						76,365				51,438

Net loss for the Period	(318,144)							(303,056)			(15,088)

Balance, December 31, 2017	3,063,653	—	$—	48,985,026	$4,899	$87	$5,684,903	$(204,425)	$(2,359,220)	$(90,223)	$27,632

See Notes to Consolidated Financial Statements.

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	For the Years Ended
	December 31, 2017	December 31, 2016
Operating Activities:
Net income (loss)	$(318,144)	$(71,141
Adjustments to reconcile net income to net cash provided by operations
Depreciation	8,484	3,388
Stock compensation	612,616	436,653
Stock issued for services	—	875
Bad debt provision	198,443	128,816
Changes in operating assets and liabilities:
Accounts receivable, net	(2,000,740)	(568,573
Other receivable	0	—
Other receivable - related parties	74,495	(278,811
Prepayment	640	2,436
Deferred tax assets	(158,517)	(10,774
Accounts payable and accrued expenses	(159,678)	274,187
Deferred revenues	925,460	319,847
Other payables	(3,956)	5,016
Deposit from customers	1,469	—
Due to related parties	74,114	62,080
Income tax payable	10,337	7,225
Net cash provided by (used in) operating activities	(734,977)	311,224

Investing Activities:
Purchase of fixed assets	(23,885)	(10,891
Issuance of notes receivable	(73,000)	—
Acquisition of subsidiaries	—	(350,000
Net cash used in Investing activities	(96,885)	(360,891

Financing Activities:
Proceeds from issuance of common stock	759,015	381,019
Net cash provided by financing activities	759,015	381,019

Increase (Decrease) in cash and cash equivalents	(72,847)	331,352
Cash and cash equivalents at beginning of period	973,015	641,663
Cash and cash equivalents at end of period	$900,168	973,015

Supplemental disclosure of cash flow information	—
Interest paid	$—	$535
Income taxes paid	$—	$—

Noncash investing and financing activities:
Shares issued to convert notes payable and other debts	$—	169,168

 See Notes to Financial Statements

 AMERICATOWNE Inc.
Notes to Consolidated Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AmericaTowne, Inc. (the “Company”) was incorporated under the laws of the State of Delaware on April 22, 2014. The Company is engaged in exporting and consulting in the exportation of American made goods, products and services to China and Africa through strategic relationships in China and in the United States, which is referred to internally by the Company as the “AmericaTowne Platform”. The Company’s forward-looking vision is to create a physical location called AmericaTowne in China that incorporates business selling the “American experience” in housing, retail, education, senior care and entertainment. On June 6, 2016, the Company purchased the majority and controlling interest in ATI Modular Technology Corp (“ATI Modular”), formerly Global Recycle Energy, Inc. through the acquisition of 100,000,000 shares (86%) of restricted common stock. The Stock Purchase and Sale Agreement dated June 2, 2016 (the “SPA”) closed on June 6, 2016 with the $175,000 payment of the purchase price to Joseph Arcaro, prior shareholder, and sole director and officer of ATI Modular.

ATI Modular is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US based methods for creating modular spaces, facilities, and properties. The Company's forward-looking vision is to create a physical location and manufacturing facility that promotes the export of US based technology, equipment, and process that focuses on building modular buildings, and structures of all types that will be used by both the public and private building and technology sectors in China.

On October 3, 2016, the Company purchased the majority and controlling interest in ATI Nationwide Holding Corp (“ATI Nationwide”), formerly EXA, Inc. OTC:Pinks (EXAI) through the acquisition of 65,000,000 shares (65.5%) shares of restricted common stock. The Stock Purchase and Sale Agreement dated October 3, 2016 (the “SPA EXAI”) closed on October 10, 2016 with the $175,000 payment of the purchase price to Joseph C. Passalaqua, prior shareholder and director and officer of ATI Nationwide.

The Company intends on using this acquisition to facilitate its performance under the July 11, 2016 Master Joint Venture and Operational Agreement with Nationwide Microfinance Limited, a Ghanaian corporation, as disclosed in the Company’s July 14, 2016 Form 8-K (see exhibit table above).

In both acquisitions, the Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. The source of funds was working capital from the Company. There is no material relationship between the Company and any of the parties under the Stock Purchase Agreements.

As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all its majority-owned subsidiaries which require consolidation. Inter-company transactions have been eliminated in consolidation.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	3-5 years

For the years ended December 31, 2017 and 2016, depreciation expense is $8,484 and $3,388, respectively.

 Investments

Investments primarily include cost method investments. On December 31, 2017 and 2016, the carrying amount of investments was $3,860 and $3,860, respectively. There are no identified events or changes in circumstances that may have a significant adverse effect on fair value of the investment as of December 31, 2017.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Delaware and is subject to U.S. federal income tax and Delaware state income tax. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. On December 31, 2017 and 2016, there is deferred tax assets of $169,291 $10,774, respectively. The Company had $53,309 and $42,972 of income tax liability as of December 31, 2017 and 2016, respectively.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per common share is computed by dividing income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if potentially dilutive securities had been issued. There were no potentially dilutive securities outstanding during the periods presented.

For the years ended December 31, 2017 and 2016, diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Segment Information

The standard, "Disclosures about Segments of an Enterprise and Related Information", codified with ASC 280, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in business segment of marketing and sales in China while the Company's general administration function is performed in the United States. On December 31, 2017, all assets and liabilities are in the United States where the income and expense has been incurred since inception to December 31, 2017.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Pushdown Accounting and Goodwill

Pursuant to applicable rules (FASB ASC 805-50-S99) the Company used push down accounting to reflect Yilaime Corporation's purchase of 100% of the shares of the Company's common stock. Richard Chiang, the Company's prior sole shareholder entered into an agreement to sell an aggregate of 10,000,000 shares of the Company's common stock to Yilaime Corporation effective upon the closing date of the Share Purchase Agreement dated June 26, 2014. Richard Chiang executed the agreement and owned no shares of the Company's common stock. This transaction resulted in Yilaime Corporation retaining rights, title and interest to all issued and outstanding shares of common stock in the Company.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collectability is reasonably assured, and there are no significant subsequent obligations for the Company to assume.

Prior to an agreement, the Company assesses whether collectability from the potential customer is reasonably assured. The Company reviews the customer's financial condition, which is an indicator of both its ability to pay, and, in turn, whether or not revenue is realizable.

The ability to pay is an important criterion for entrance into an agreement with the customer. If management believes that the potential customer does not have the ability to pay, normally an agreement is not entered into with the customer.

If, at the outset an arrangement is entered into and the Company determines that the collectability of the revenue amount from the customer is questionable, management would not recognize revenue until it receives the amount due or conditions change so that collectability is reasonably assured. If collectability is reasonably assured at the outset of an arrangement, but subsequent changes in facts and circumstances indicate collection from the customer is no longer probable, the amount is recorded as bad debt expense.

There are two primary customer agreements currently offered to the Company's customers - (a) Licensing, Lease and Use Agreement ("Licensing Agreement"), and (b) Exporter Services Agreement ("Exporter Agreement").

(a) Licensing, Lease and Use Agreement

For the License, Lease and Use Agreement, the Company reflects revenue recognition over the course of the term.

(b) Exporter Services Agreement.

For services provided in the Exporter Service Agreement, the Company has two primary types of services called the Service Fee and Transaction Fee. Additionally, under certain circumstances, the Company may charge an Extension Fee. The customer under the Exporter Services Agreement is defined in this section as the "Exporter."

The Service Fee

Upon signing the Exporters Agreement, the Exporter is provided with services consisting of eight related components including: 1) market analysis; 2) review of proposed goods and services; 3) expectations for supply and demand in the market; 4) conducting export business in China; 5) information on financing; 6) information on the export tax savings programs; 7) international trade center assistance; and 8) selecting and assigning a tax saving company. All eight components of the Service Fee are delivered as one deliverable upon the signing or shortly thereafter of the Exporter Service Agreement with the exporter. The Company completes the earnings process upon the signing the Exporter Service Agreement since the one service fee deliverable has been delivered and we have no further obligations. Revenue is not recognized until the completion of these eight components and the Company has no further obligations.

The Transaction Fee

During this process, the Exporter's goods and services are tested in the market, buyers or identified, deals or negotiated and the exporter products and services are delivered, and payment is made. The Transaction Fee is normally a percentage of each transaction.

The Transaction Fee process includes the Exporter's participation in three programs: 1) the Sample and Test Market Program; 2) Market Acceptance Program; and 3) Export Delivery Action. In the Sample and Test Market Program, an Exporter's products and services are tested in the market; sources of goods and services are confirmed; price indications are confirmed; and an Exporter and buyer match occurs. In the Market Acceptance Program, the export deal is identified and negotiated. Finally, in the Export Delivery Action, the goods are shipped and delivered and payment is made. The Company does not recognize revenue until completion of these three programs and the Company has no further obligations.

Throughout the life of the Exporter Agreement, the Company expects Exporters to complete multiple transactions. Each transaction is a separate and independent process.

The Extension Fee

The Extension Fee is an independent accounting unit. The Extension Fee is a fee charged to those Exporters who in rare cases for whatever reason fail to avail themselves of the Transaction Process. The Exporter has one-year to participate in the Sample and Test Market Program. Afterwards, provided no transaction has occurred and the Exporter agrees to pay a fee equal to 25% of the original Service fee within thirty (30) days (the "Extension Fee"), the Exporter may continue the Transaction Process. If the Extension Fee is not paid, the Exporter's participation and membership in the Sample and Test Program terminates. In the event of termination, the balance of any prior fees is still due and payable.

Provided that the Exporter agrees to pay the Extension Fee and continues with the Transaction Process, at the end of the Transaction Process and the last Transaction Fee deliverable is made, the Transaction Fee Process is completed. Upon completion, the Company has no further obligations, revenue is recognized, and the Exporter is invoiced for both the Extension Fee and the Transaction Fee.

After the Exporter pays the Extension Fee, if no transaction has occurred for sixty (60) calendars days, the Company is exempt from any obligation to provide further Transaction Process services and it recognizes revenue of the Extension Fee.

The Company recognizes revenue on a gross basis.

We have gross presentation for services provided by Yilaime, a contractor to the Company prior to the consummation of an arrangement.

In accordance with ASC605-45-45, the gross basis to recognize revenue applies since the Company is the primary obligor in the arrangement.

The Company expects to realize revenue for export funding and support, and franchise and license fees for United States support locations, and education initiatives. Additionally, if and when the Company further develops AmericaTowne, revenues would be expected to be recognized for (a) villa sales, rentals, timeshare and leasing; (b) hotel leasing and or operational revenues and sales; (c) theme park and performing art center operations, sales and/or leasing; and (d) senior care facilities, operations and or sales.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to December 31, 2017.

Valuation of Goodwill

We assess goodwill for potential impairments at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment to be recognized, if any.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit's goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the nine months ended September 30, 2017. The estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. NOTES RECEIVABLE – RELATED PARTIES

On July 12, 2017, the Company issued $15,000 secured promissory note to a shareholder with annual 6% interest rate. The note is due on October 30, 2017. The interest rate is 9% after the due date. The note is secured by the personal guarantee of the borrower and the borrower’s stock of the Company. The note is past due as of December 31, 2017

On August 31, 2017, the Company issued $58,000 secured promissory note to a shareholder with annual 3.5% interest rate. The note is due on April 1, 2018. The interest rate is 9% after the due date. The note is secured by the borrower’s stock of the Company.

NOTE 4. ACCOUNTS RECEIVABLE

The nature of the net accounts receivable for December 31, 2017, in the amount of $3,504,547 are for Export Service Agreements. The Company's allowance for bad debt is $403,568 which provides a net receivable balance of $3,100,979

Accounts' receivable is stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Accounts receivable consist of the following:

	December 31	December 31
	2017	2016

Accounts receivable	$1,045,412	$795,727
Accounts receivable- related parties	2,459,135	724,175
Less: Allowance for doubtful accounts	(403,568)	(221,221)
Accounts receivable, net	$3,100,979	$1,298,681

Bad debt expense was $198,443 and $128,816 for the years ended December 31, 2017 and 2016, respectively.

Allowance for bad debt policy

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt.

NOTE 5. SHAREHOLDER'S EQUITY

The Company incorporates by reference all prior disclosures for the period identified herein. See Part II, Item 6. The stockholders' equity section of the Company contains the following classes of capital stock as of September 30, 2017:

  Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 48,985,026 shares issued and outstanding
  Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6. DEFFERED REVENUE

ATI Modular receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the year December 31, 2017, $1,000,000 fee from exclusive agreement incurred; $1,258,929 is booked deferred revenue as current liability on December 31, 2017 and $70,000 went against cost charged by Yilaime.

NOTE 7. STOCK BASED COMPENSATION

For the years ended December 31, 2017 and 2016, $612,616 and $436,653 of stock compensation were charged to operating expenses, respectively. $2,359,220 and $1,450,842 were recorded as deferred compensation on December 31, 2017 and 2016, respectively.

ATI Modular entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with ATI Modular retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, ATI Modular has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. ATI Modular may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

On June 20, 2017, the Company signed the “First Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014. The new Agreement lifts up any lock-up provisions related to shares issued to Alton Perkins or its designee. In addition, in accordance with the new Agreement, the Company issued Alton Perkins additional 10,000,000 shares of restricted common stock and extend his employment until June 19, 2022.

On September 11, 2017, the Company signed the “Second Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014, as amended on June 20, 2017. Mr. Perkins agreed to serve as the Chairman and Chief Executive of AmericaTowne Holdings, Inc. as well as continue to serve for five years through September 11, 2022, in the same capacity for AmericaTowne, Inc., ATI Modular Technology Corp, and its subsidiary Anhui Ao De Xin Modular New Building Material Co., Ltd. In accordance with the new amended Agreement, the Company issued Alton Perkins and or his designee 8,831,145 shares of restricted common stock.

NOTE 8. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The cumulative tax effect of significant items comprising the net deferred tax amount is at December 31, 2017 and 2016 as follows:

	2017	2016
Deferred tax assets:
Net operating losses	$419,019	$260,502

Total deferred tax assets	419,019	260,502
Less: valuation allowance	(249,728)	(249,728)

Deferred tax assets, net	$169,291	$10,774

As of December 31, 2017, for U.S. federal income tax reporting purposes, the Company has approximately $1,271,862 of unused net operating losses (“NOLs”) available for carry forward to future years. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOLs for federal income tax purposes should the Company generate taxable income. Further, the benefit from utilization of NOL carry forwards could be subject to limitations due to material ownership changes that could occur in the Company as it continues to raise additional capital. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain.

Significant components of income tax expense for the years ended December 31, 2017 and 2016 are as follows

	2017	2016
Current tax expense	$12,005	$7,225
Benefits of operating loss carryforwards	(158,517)	(10,774)
Tax expense (benefit)	$(146,512)	$(3,549)

The Company had $53,309 and $42,972 of income tax liability as of December 31, 2017 and 2016 respectively.

Reconciliation of Effective Income Tax Expense is as follows

	2017	2016
Statutory U.S. tax	$(158,517)	$(253,277)
Adjustment of tax in prior years	12,005	—
Less: Valuation Allowance	—	249,728
Tax expense (benefit)	$(146,512)	$(3,549)

NOTE 9. RELATED PARTY TRANSACTIONS

Yilaime Corporation, a Nevada corporation ("Yilaime") and Yilaime Corporation of NC ("Yilaime NC") are related parties to the Company. Yilaime is a "Control Party" to AmericaTowne because it has title to greater than 50% of the issued and outstanding shares of common stock in the Company. Alton Perkins is the majority shareholder and controlling principal of Yilaime, Yilaime NC, Perkins DISC and the Company. Additionally, for those “trade centers” set forth below, Mr. Perkins directs all major activities and operating policies of each entity. The common control may result in operating results or a financial position significantly different from that, which would have been obtained if the enterprises were autonomous. Further, pursuant to ASC 850-10-50-6 the Company lists and provides details for all material Related Party transactions so that readers of the financial statements can better assess and predict the possible impact on performance.

Nature of Related Parties' Relationship

On October 8, 2014, the Company entered into the Stock Exchange Agreement with Yilaime NC. Pursuant to the terms of the Stock Exchange Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock to the Company. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986. The Company issued the 3,616,059 shares of common stock to Yilaime NC on May 14, 2015. As result of receiving 10,848,178 shares of issued and outstanding common stock in Yilaime (4.5% of issued and outstanding), the Company recorded a $3,860 investment in use of Cost Method.

The Company authorized Yilaime NC to transfer 3,616,059 of these shares pursuant to the Company's effective registration statement on Form S-1/A on November 5, 2015.

The Company entered into a Service Provider Agreement with Yilaime on October 27, 2014 (the "Service Agreement") wherein certain "Export Funding and Support Services" and "Occupancy Services," as defined therein, are provided to the Company in consideration for a fee. In addition to these fees, Yilaime has to pay an Operations Fee to the Company for exclusive rights. Mr. Perkins is the Chief Executive Officer of the Company and is the majority shareholder and controlling person of Yilaime.

The Company also leased office space from Yilaime NC for $3,516 per month.

On June 27, 2016, ATI Modular entered into a Sales and Support Services Agreement with Yilaime. Under the Services Agreement, Yilaime will provide ATI Modular with marketing, sales and support services in the ATI Modular’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for ATI Modular through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay ATI Modular a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to ATI Modular by March 10, 2019. Yilaime has agreed to be ATI Modular’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of ATI Modular.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for years ending December 31,

Consolidated Operating Statement Related Party Transactions (for years ending December 31, 2017 and 2016).

(a) $200,000 and $200,000 in revenues for Yilaime's exclusive agreement with the Company;

(b) $1,066,750 and $350,000 in Trade Center Service Agreement Revenue;

(c) $30,242 and $0 in commission revenue with Nationwide Microfinance Limited;

(d) $112,916 and $244,486 in costs of revenues to Yilaime for services pursuant to the Service Agreement;

(e) $823,836 and $282,829 for general and administrative expenses for commissions and fees.

(f) For the year ended, December 31, 2017, $42,594 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; For the year ended, December 31, 2017, $30,000 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement. For the year ended, December 31, 2017, $30,000 for general and administrative expenses for rent expenses ATI Nationwide paid to Yilaime towards its lease agreement.

For the year ended, December 31, 2016, $33,118 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; $15,000 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement; $7,500 for general and administrative expenses for rent expenses ATI Nationwide Holding Corp paid to Yilaime towards its lease agreement

(g) $612,616 and $436,653 for general and administrative operating expenses recorded as stock compensation for respective employment agreements.

Consolidated Balance Sheet Related Party Transactions (on December 31, 2017 and December 31, 2016)

(a) $73,000 and $0 notes receivable to a shareholder;

(b) $1,128,033 and $405,817 net account receivables Yilaime owes to the Company;

(c) $0 and $42,839 due to Yilaime;

(d) $1,208,146 and $282,149 Trade Center receivables owed to the Company;

(e) On December 31, 2017, other receivables include $165,870 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd

On December 31, 2016, other receivables include $69,120 owed by Yilaime $175,772 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd;

(f) $1,254,387 and $324,387 deferred revenue-Yilaime;

(g) $23,712 and 198,000 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion of our financial condition and results of operations together with the audited financial statements and the notes to the audited financial statements included in this Annual Report on Form 10-K. This discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results may differ materially from those anticipated in these forward-looking statements.

We qualify as an "emerging growth company" under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

  have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
  comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor's report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);
  submit certain executive compensation matters to shareholder advisory votes, such as "say-on-pay" and "say-on-frequency;" and disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO's compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We will remain an "emerging growth company" for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period. As an emerging growth company, the company is exempt from Section 14A and B of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes. The Company is an Emerging Growth Company under the JOBS Act of 2012, but the Company has irrevocably opted out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(B) of the JOBS Act.

The Company incorporates by reference the historical information set forth above, including but not limited to the discussion related to material definitive agreements under Item 1.01 and completion of acquisition of assets under Item 2.01. In further response, we were originally organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.

We plan to raise capital following our recent change in status to an operating entity through the offering of shares of common stock or preferred stock to investors. We anticipate we will need to pursue capital to fund our operations over the next twelve months. We believe we will be able to raise the necessary capital to carry out our business plan, but there is no assurance that we will be able to do so.

Overview

As a result of the Contribution Agreement, the Company acquired all rights, title and interest in and to AmericaTowne and AmericaStreet images, signatures, business plans, studies, analyses, likenesses and goodwill appurtenant thereto. The Company acquired certain rights of publicity in the trademark and registration of AmericaTowne, and the name, image, likeness, signature and other elements of AmericaTowne persona and identity. The Company acquired all rights, title and interest in any derivative or joint development programs using the intellectual property contributed under the Contribution Agreement, plus all historical contacts, business relationships, business expectancies, references and any other actual or perceived business interests in China. Using these assets, the Company procured those agreements set forth in Item 1.01 (i.e. the Exporter Services Agreement and the Licensing, Lease and Use Agreement).

In fiscal year 2017, the Company achieved $1,775,003 in revenue, compared to $1,759,540 in revenue for the fiscal year 2016. We can make no assurances that we will find commercial success in any of our products. We also rely upon the Service Agreement with Yilaime NC, November 11, 2014 Form 8K, under Item 15(a)(3) 10.8, for revenues. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations for the first quarter of 2016. We intend on relying on Yilaime for operational support. If we cannot achieve independent commercial success, we may need to continue to rely on Yilaime for support. If Yilaime at any time decides to alter or change materially our arrangement, we could experience a material adverse effect on the Company.

Fiscal Year

Our fiscal year ends December 31.

Results of Operations for the Three Months Ended March 31, 2018 and 2017

The following table sets forth the summary income statement for the three month periods ended March 31, 2018 and 2017:

	Three Months Ended
	March 31, 2018	March 31, 2017
Revenue	$348,135	$291,135
Cost of Revenues-Related Parties	$35,499	$59,416
Operating Expense	$503,655	$322,515

Net Income (Loss)	$(125,235)	$(92,783)

Revenues

During the first quarter of 2018, the Company had revenues of $348,135, as compared to $291,135 for the same period in 2017. This increase is due primarily to an increase in revenue from service fee, as well as a slight increase in services from related parties.

Operating Expenses

Our expenses for the three months ended March 31, 2018 and 2017 are outlined in the table below:

	Three Months Ended
	March 31, 2018	March 31, 2017
General and Administrative	$418,756	$247,451
Professional Fees	$84,899	$75,064

Total Operating Expenses	$503,655	$322,515

Our operating expenses are largely attributable to commissions and professional fees related to our reporting requirements as a public company and implementation of our business plan. Compared to the same period in 2017, the increase of operating expenses in 2018 is due to increases in professional fees related to our pending merger with related-party ATI Modular Technology Corp., and increased in general administrative expenses attributed to stock based compensation.

Net Loss

As a result of our operations, the Company reported net loss of $125,235 for the first quarter of 2018, a $92,783 increase in net loss from the same period one year ago.

Liquidity and Capital Resources

Working Capital

	March 31, 2018 (Unaudited)	December 31, 2017
Current Assets	$4,705,303	$4,255,338
Current Liabilities	$1,624,309	$1,404,025

Working Capital	$3,080,994	$2,851,313

Cash Flow

	Three Months Ended
	March 31, 2018	March 31, 2017
Net Cash Used in Operating Activities	$169,948	$160,357
Net Cash Used in Investing Activities	$270	$3,123
Nat Cash Provided by Financing Activities	$183,339	$22,500

Increase (Decrease) in Cash and Cash Equivalents	$13,121	$(140,981)

Cash Used in Operating Activities

Higher net cash used in operating activities for the three months ended March 31, 2018 is mainly due to an increase in accounts receivable.

Cash Used in Investing Activities

We spent $270 and $3,123 on fixed assets for three months ended March 31, 2018 and 2017, respectively.

Cash Provided by Financing Activities

We received proceeds of $183,339 and $22,500 from issuing common stock for the three months ended March 31, 2018 and 2017, respectively.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Results of Operations through December 31, 2017

Our operating results are summarized as follows:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Revenues	$1,775,003	$1,759,540
Cost of Revenues	$303,549	$244,486
Gross Profit	$1,471,454	$1,515,054
Operating Expenses	$1,938,462	$1,592,185
Provision for income taxes	($146,512)	($3,549)
Net Income (Loss)	($318,144)	($71,141)

Revenues

During fiscal year 2017, the Company had revenues of $1,775,003, compared to 2016 sales of $1,759,540. Our sales consisted of $478,011 in primarily Export Service Agreements, and $1,209,540 in Services to related parties for Operation fees. The Cost of Revenues to related parties were $303,549 and 244,486 for the years ended December 31, 2017 and 2016, respectively. Compared to 2016, our revenues increased $15,463 or less than 1%. The increase is due to implementing our business plan focusing on increasing exporters in our program.

Pursuant to the Company’s Service Agreement with Yilaime, Yilaime paid the Company $200,000 in fiscal year 2017 for an “Operations Fee.” In 2016, the Company had paid an Operations Fee of $200,000. The Operations Fee stems from the agreement between Yilaime and the Company whereby Yilaime acts as the Company’s exclusive representative. In 2017, the Operations Fee remained the same as 2016. The Operations Fee is not related to costs of revenues.

We can make no assurances that we will find commercial success in any of our revenue producing contracts. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the first quarter of 2016.

Operating Expenses

Our expenses for the period through December 31, 2017 are outlined in the table below:

	December 31, 2017	December 31, 2016
General and administrative	$1,567,366	$1,275,141
Professional fees	$371,096	$317,044
Total operating expenses	$1,938,462	$1,592,185

Our operating expenses are largely attributable to office, rent and professional fees related to our reporting requirements as a public company and preparing our Registration Statement on Form S-1, and implementing our business plan. Compared to 2016, our operating expenses decreased by $346,277.

Net Income

As a result of our operations, for 2017, the Company reported net loss after provision for income tax of $318,144. Compared to 2016, our net loss increased $246,973. This increase is due to starting our marketing strategy to increase exporters, as well as increased costs associated with implementing our business plan.

Liquidity and Capital Resources

Working Capital

	December 31, 2017	December 31, 2016
Total Current Assets	$4,255,338	$2,531,909
Total Current Liabilities	$1,404,024	$660,043
Working Capital	$2,851,314	$1,871,866

We have working capital of $2,851,314 on December 31, 2017. Compared to December 31, 2016, our working capital increased $979,448 or 52%. The increase is due to effectively implementing our marketing, growth and equity sales plans.

Cash Flow

	December 31, 2017	December 31, 2016
Net cash provided by (used in) operating activities	($734,977)	$311,225
Cash used in investing activities	$96,885	$360,891
Cash provided by financing activities	$759,015	$381,019
Increase (Decrease) in cash	($72,847)	$331,352

Cash Provided by (Used in) Operating Activities

Compared to 2016, increase in cash used in operating activities in 2017 is mainly due to increase in accounts receivable.

Cash Used in Investing Activities

We spent $23,885 on fixed assets for 2017.

Cash Provided by Financing Activities

Compared to 2016, our cash used in financing activities increased $377,996. The increase is due to proceeds from issuance of common stock in 2017.

As of December 31, 2017, the Company had sufficient amount of cash to operate its business at the current level for the next twelve months, but insufficient cash to achieve our business goals and initiatives set forth above. To address the cash situation, the Company continues to manage its cash accounts and receivables closely.

To date, we have been able to meet all of our account payable obligations within a five to ten day window. If required, we can extend this window to improve our cash flow position. Additionally, we have a plan to increase sales. There is no assurance that we will be able to maintain this level of operations.

The success of our business plan beyond the next twelve months is contingent upon us growing our business, keeping costs down, increasing revenue and obtaining additional equity and/or debt financing. We intend to fund operations through our pro-active efforts to monitor receivables, and debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There is no assurance that such additional financing will be available to us on acceptable terms, or at all or that our receivable plan will be effective in the future.

Plan of Operation and Cash Requirements

The Company anticipates that its expenses over the next twelve months will be approximately $5,000,000 as described in the table below. These estimates may change significantly depending on the nature of our business activities and our ability to raise capital from our shareholders or other sources.

		Estimated
	Potential	Expenses
Description	Completion Date	($)
Trade Center Operations	12 months	550,000
Salaries	12 months	2,500,000
Utility expenses	12 months	50,000
Investor relations costs	12 months	100,000
Marketing expenses	12 months	350,000
Professional fees	12 months	150,000
Other administrative expenses	12 months	1,200,000
Total		5,000,000

Our other administrative expenses for the year will consist primarily of transfer agent fees, bank and interest charges and general office expenses. The professional fees are related to our regulatory filings throughout the year and include legal, accounting and auditing fees.

Based on our planned expenditures, we will require approximately $5,000,000 to proceed with our business plan over the next twelve months. If we secure less than the full amount of financing that we require, we will not be able to carry out our complete business plan and we will be forced to proceed with a scaled back business plan based on our available financial resources.

We intend to raise the balance of our cash requirements for the next twelve months from private placements, shareholder loans or possibly a registered public offering (either self-underwritten or through a broker-dealer). If we are unsuccessful in raising enough money through such efforts, we may review other financing possibilities such as bank loans. At this time we do not have a commitment from any third-party to provide us with financing. There is no assurance that any financing will be available to us or if available, on terms that will be acceptable to us.

Even though we plan to raise capital through equity or debt financing, we believe that the latter may not be a viable alternative for funding our operations, as we do not have sufficient tangible assets to secure any such financing. We anticipate that any additional funding will be in the form of equity financing from the sale of our common stock. At the close of 2017, we are considering financing arrangements for our common stock. However, the arrangements are not final and we cannot provide any assurance that we will be able to raise sufficient funds from the sale of our common stock to finance our operations. In the absence of such financing, we may be forced to abandon our business plan.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States ("US GAAP"). US GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenues and expenses amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition.

We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

We believe the following is among the most critical accounting policies that impact our consolidated financial statements. We suggest that our significant accounting policies, as described in our financial statements in the Summary of Significant Accounting Policies, be read in conjunction with this Management's Discussion and Analysis of Financial Condition and Results of Operations.

Revenue Recognition

The Company recognizes revenue at the date of delivery to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. The Company's Revenue Recognition policy is provided in detail at Note 2, page F11 of the Financial Statements.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, "Income Taxes." ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is "more likely than not" that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the "more likely than not" test, no tax benefit is recorded. The adoption had no effect on the Company's consolidated financial statements.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Contractual Obligations

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide this information.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any changes in or disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure

Quantitative and Qualitative Disclosures About Market Risk.

As a smaller reporting company, as defined in 17 CFR § 229.10(f)(1), we are not required to provide the information requested by this Item

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the Actions described in this Information Sheet is authorized by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”). Section 228 provides that, unless otherwise provided in a company’s articles of incorporation, action taken at an annual or special meeting may be taken without a meeting, without prior notice, and without a vote, if consents are signed by shareholders that constitute a majority of the votes of issued and outstanding common stock in the company.

THE SHARE AMENDMENTS

Overview of the Share Amendments

Pursuant to Article III, Section 8 of the Bylaws of the Company, the Majority Shareholders approved the recommendation of the Board of Directors to increase the Company’s total authorized shares of common stock from 100,000,000 shares at par value of $0.0001 to 200,000,000 shares at par value of $0.0001. As of the date of this filing, the Company has 49,441,617 shares of common stock issued and outstanding. The increase in the authorized shares is memorialized in the Consent of Shareholders in Lieu of Meeting dated June 19, 2017 and the Board of Directors’ Resolution dated the same day. Both are attached hereto.

Additionally, the Majority Shareholders approved the recommendation of the Board of Directors to effectuate a one-to-four stock split, meaning that every share currently held by a stockholder will be split into four new shares without any affirmative action on behalf of the stockholders. These actions are outlined in the Consent of Shareholders in Lieu of Meeting dated July 7, 2017 and the Board of Directors’ Resolution dated the same day, attached hereto.

Reasons for the Share Amendments

The Share Amendments were made for the purpose of facilitating the Plan of Merger, discussed below. In order to merge the Company and ATI Modular, a one-to-four stock split was necessary in order to allow for an equal stock exchange when the Company’s common stock is exchanged for ATI Modular common stock. However, the one-to-four split could not be effectuated without increasing the total number of authorized shares, since a one-to-four stock split would have exceeded the Company’s 100,000,000 authorized shares of common stock prior to the Company’s amendment of its Certificate of Incorporation to increase its authorized shares to 200,000,000 shares at $0.0001 par value. Thus, the Board of Directors proposed Action 1, or the Share Increase, in order to facilitate the one-to-four stock split. Thereafter, the Board of Directors proposed Action 2, or the Stock Split, in order to meet the conditions precedent prior to the closing of the Plan of Merger and the ultimate merging of the Company into ATI Modular.

In the interim, the Company also believes that the proposed Stock Split may result in a broader market for the Company’s common stock. The expected decreased price level may encourage interest and trading in the common stock prior to the effectuation of the Plan of Merger. However, the majority of the Company’s issued and outstanding common stock is restricted from transfer, and of the 2,024,636 registered shares, no market presently exists for their exchange. The Stock Split may promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the increased number of shares of common stock outstanding after the Stock Split.

Effect of the Share Amendments

The Share Amendments will become effective approximately 20 days after this Information Statement has been distributed to the Company's stockholders. Specifically, the Certificate of Amendment memorializing the Stock Split will be filed with the State of Delaware 20 days after this Information Statement is distributed, and will be deemed effective upon filing. Thereafter, the one-to-four stock split will be automatically effective without any further action by any shareholder.

If the Share Amendments are effectuated as planned, the Company’s shareholders will receive four shares for every one share they currently own, thus increasing each shareholder’s total holdings four times over.

THE PLAN OF MERGER

Overview of the Plan of Merger

The Agreement and Plan of Merger (“Plan of Merger”) is an agreement entered into between the Company and ATI Modular, the Company’s subsidiary. ATI Modular is a Nevada corporation and a publicly reporting company with the Securities and Exchange Commission. It is publicly traded on the Over-the-Counter Marketplace (“OTC”), which is governed by the Financial Industry Regulatory Authority, under the trading symbol “ATMO.” Previously, ATI Modular’s trading symbol was labeled with the “skull and crossbones caveat emptor” (meaning buyer beware). The OTC indicated that the caveat emptor was associated with a “public interest concern” with the company, though the OTC had not provided specifics regarding the same. On September 5, 2017, the OTC removed the caveat emptor. On September 22, 2017, the OTC reissued the skull and crossbones caveat emptor.  ATI Modular is unaware of why the OTC has reissued the caveat emptor, though it appears to be related to an unusually high bid for the company’s stock.  ATI Modular has reached out to the OTC and FINRA to address the new caveat emptor, but no additional information has been provided as of this filing.

The Plan of Merger was first proposed as a cost-savings measure to Alton Perkins, the Chairman of the Board of Directors for the Company, which operated ATI Modular as a subsidiary. The Company had contemplated the expenses associated with filing a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) in order to trade on the OTC, as well as the costs associated with operating two publicly reporting companies separately. It became clear to Mr. Perkins that merging the Companies would make fiscal sense. Notably, Mr. Perkins is the sole director of both ATI Modular and the Company. He also beneficially owns a majority of the Company’s issued and outstanding stock, as he controls the Company’s two largest shareholders—Yilaime and the Perkins Trust. As such, he is also the beneficial owner of a majority of ATI’s common stock, as the Company is ATI Modular’s majority shareholder. Mr. Perkins’ relationship to ATI Modular and the Company presents a potential conflict of interests. To ensure that these conflicts were addressed, Mr. Perkins discussed the proposed Plan of Merger with counsel and sought independent advice regarding the potential benefits of the same, as well as any potential negative impact. Ultimately, Mr. Perkins believed the benefits associated with cost savings associated with public reporting obligations, as well as the ability of AmericaTowne shareholders to potentially access the OTC, greatly outweighed any negatives. Potential positive effects of the Plan of Merger for shareholders of the Company include, but are not limited to, the ability to trade stock over the OTC Markets, decreased costs associated with the Company’s reporting obligations, and a potential for increased stock value. However, the Plan of Merger may have a negative impact on shareholders of the Company. This may include a decrease in value of the surviving entity’s shares, a general decrease in the Company’s value due to increased operating expenses, and other, unknown variables that may cause the Company’s stock value to decline. The rights of shareholders may be adversely effected as a result of the Plan of Merger. No fairness opinion was sought regarding the Plan of Merger.

The Pan of Merger, attached hereto as an exhibit, outlines the terms of the merger. The Company is defined as the “Merging Entity” while ATI Modular is defined as the “Surviving Entity.” Pursuant to the merger, the Company will merge into ATI Modular to increase operational efficiency and to increase shareholder value. Conditions precedent to the closing of the Plan of Merger include ATI Modular effectuating a 50-to-1 reverse stock split and the Company effectuating a 1-to-4 stock split. Thereafter, shareholders of the Company will have their shares exchanged on a pro rata basis with ATI Modular shares. Thus, approximately 148,142,156 shares of the Surviving Entity’s restricted common stock will be issued to the Company’s shareholders in consideration for closing the Plan of Merger. This will equate to approximately 98.3% of the Surviving Entity’s issued and outstanding common stock, though this percentage may vary due to fractional share rounding. The Surviving Entity, being traded over-the-counter, intends on providing resources to the Company’s former shareholders to sell or transfer their shares. This includes the intention of the Surviving Entity to register those shares by filing a Registration Statement on Form S-1.

In addition to the aforementioned conditions precedent to the effectuation of the Plan of Merger, the Plan of Merger is contingent upon ATI Modular filing a registration statement on Form S-4 to register the shares being issued in exchange for the AmericaTowne shareholder’s shares. Filing the registration statement is required under federal law and will be reviewed by the Securities and Exchange Commission. Once the registration is deemed effective, and the other conditions precedent have been meet, including the approval of the Company’s Schedule 14C and ATI Modular’s Schedule 14C, the merger will be deemed effective.

The Surviving Entity will be named AmericaTowne Holdings, Inc., and will assume the contracts and liabilities of the Company and ATI Modular. The Surviving Entity will, if necessary, develop separate committees to address commitments or business of ATI Modular and the Company. It is estimated that this Plan of Merger will be deemed effective 20 days after this Information Statement is distributed to shareholders of the Company.

Reasons for the Plan of Merger

The Company has an interest in registering its shares with a national market, such as the OTC Markets Group. In researching the most cost-effective ways to move forward with registration, it became apparent that merging into ATI Modular, the Company’s subsidiary, which was already trading over-the-counter, would provide two benefits to the Company’s shareholders.

First, it would allow for the Company’s issued and outstanding shares to be exchanged with the shares of ATI Modular and traded on OTCPink under the symbol “ATMO.” This allows for the Company’s investors to have greater liquidity and allows shareholders to enter a marketplace where they more easily transfer their shares, subject to all applicable federal and state regulations.

Second, by merging operations, the Company and ATI Modular will benefit from a decrease in operational costs. Presently, both entities have reporting obligations under the Securities Exchange Act, resulting in duplicative reporting. By merging the entities, the Company and ATI Modular eliminate the duplicative work, resulting in decreased administrative and professional costs. Though not guaranteed, the Plan of Merger would ideally allow for the Surviving Entity to be more profitable, have less overhead, increasing shareholder value.

Effect of the Plan of Merger and Shareholder Rights

The Plan of Merger will result in the Company merging into ATI Modular. ATI Modular will amend its Articles of Incorporation to change its name to AmericaTowne Holdings, Inc. The Surviving Entity will assume the obligations and assets of the Company and shareholders of the Company will have their shares exchanged on a pro rata basis. Thus, once the Plan of Merger is complete, the remaining entity—AmericaTowne Holdings, Inc.—will be trading on the OTCPink using the symbol “ATMO.”

Your rights as a shareholder are currently governed by the DGCL and the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), and Bylaws. As a Nevada corporation, the Surviving Entity will be governed by the Nevada Revised Statutes (“NRS”), the Surviving Entity’s Articles of Incorporation and the Bylaws, attached hereto.

The material differences between applicable Nevada and Delaware laws and among these various documents as it relates to shareholder’s rights are summarized below.

Capitalization

Delaware. Our current Articles of Incorporation authorize a total of 105,000,000 shares of stock, consisting of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. After the Share Amendments, discussed above, are effectuated, the number of authorized common stock shares will increase to 200,000,000. We currently have 49,441,617 shares of common stock issued and outstanding.

Nevada. After the effectuation of the Plan of Merger, the Surviving Entity will have 500,000,000 authorized shares of common stock. Shareholders of the Company will receive shares from the Surviving Entity on a 1-to-1 exchange basis. The shares of the Surviving Entity will have all of the voting rights associated with the Shareholders’ present shares of the Company’s common stock.

Amendments to Articles of Incorporation

Delaware. Under the DGCL, a Delaware corporation generally cannot amend its charter unless the action is advised by its board of directors and approved by the affirmative vote of shareholders.

Nevada. The NRS provides that an amendment to the articles of incorporation may be adopted by a resolution of the board of directors and approved by the shareholders by a majority of the votes of each class entitled to vote, unless a greater vote is required by a corporation’s articles of incorporation. The Surviving Entities Articles of Incorporation do not require a greater vote. Ultimately, Shareholders rights will not be materially effected in terms of amendments made to the Surviving Entities’ Articles of Incorporation.

Action by Directors Without a Meeting

Nevada and Delaware Law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Amendment to Bylaws

Delaware. The Company’s current Bylaws allow for amendment upon vote of the directors.

Nevada. In Nevada, the power to amend bylaws generally rests with both the shareholders and the board of directors (with each independently having the power to add, change or delete provisions of the bylaws) unless the NRS or the Articles of Incorporation reserves such power exclusively to the shareholders. As such, shareholders of the Surviving Entity may, upon majority vote, adopt, alter, or repeal the Surviving Entity’s bylaws.

Shareholder Action by Written Consent

Delaware. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.

Nevada. The NRS generally provides that, unless the articles of incorporation of the corporation authorizes common shareholder action by less than unanimous consent, common shareholder action may be taken by consent in lieu of a meeting, and pursuant to our Bylaws, any corporate action may be voted upon or approved without a meeting if approved by the majority of the shareholders entitled to vote. Under our Articles of Incorporation and Bylaws, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting only if a written consent describing the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Special Shareholder Meetings

Delaware. Delaware law provides that special meetings of the stockholders may be called by the Board of Directors or such other persons as are authorized in the certificate of incorporation or bylaws.

Nevada. Nevada law permits special meetings of shareholders to be called by the Board of Directors, any two directors, or the President, unless the Articles of Incorporation or Bylaws provide otherwise. Our Bylaws allow for special meetings of the shareholders at any time, subject to specific notice provisions, by the holders of 10% of the voting shares of the Corporation, or by the President, or by the Board of Directors or a majority thereof.

Restrictions on Ownership and Transfer of Stock

Delaware. Restrictions on the ownership and transfer of stock may be restricted under Delaware law, provided that it is permitted in the Company’s Articles or Bylaws, with a clear and conspicuous marking on the certificate.

Nevada. Under Nevada law, the articles of incorporation, bylaws, an agreement among shareholders, or an agreement among shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of a corporation. The Surviving Entity’s Articles of Incorporation and Bylaws do not impose any restrictions on the ownership and transfer of stock.

Number and Election of Directors

Delaware. Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Nevada. Nevada law permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Surviving Entity’s bylaws provide that the number of directors of the corporation, which shall constitute the entire Board of Directors, shall be fixed from time to time our Board of Directors, provided that in no instance shall there by less than one director. The Surviving Entity’s Board of Directors is currently comprised of one director. The Articles of Incorporation and Bylaws do not provide for a classified board.

Removal of Directors

Delaware. Under Delaware law, a majority of stockholders may remove a director with or without cause except when the board of directors is elected for staggered terms, in which case a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise. Additionally, in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

Nevada. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. The Surviving Entity’s Bylaws state that any director may be removed by the two-thirds majority vote of shareholders entitled to vote, with or without cause.

Board Vacancies

Delaware. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Nevada. Under the NRS, unless otherwise provided in the articles of incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office or the shareholders. Under the Surviving Entity’s Bylaws, in the event of a vacancy, the remaining directors, whether constituting a quorum or not, may elect a successor to hold office for the unexpired portion of the terms of the directors. The remaining directors may fill any empty seats on the Board of Directors even if the empty seats have never been occupied.

Dividends and Other Distributions

Delaware. Under Delaware law, a corporation may, subject to any restrictions contained in its Articles, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having preferences on asset distributions.

Nevada. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders. The Surviving Entity’s Bylaws are believed to be consistent with Nevada law; more specifically, see Article VI of the Bylaws.

Appraisal Rights

Delaware. Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if (1) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (3) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than: (1) shares of stock of the surviving corporation; (2) of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (3) held of record by more than 2,000 stockholders; cash in lieu of fractional shares; or (4) a combination of such shares and cash.

Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.

Nevada. Under the NRS, a shareholder has the right to dissent and obtain payment of the fair value of the shareholder’s shares, so long as follow the statutory procedure for asserting these rights set forth in the NRS, in the event of a “Corporate Action,” as defined under NRS 92A.310. Except in situations dealing with Corporate Action associated with domestic nonprofit corporations or where the conversion involves a special class or series of shareholders not applicable herein, any shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of consummation of a plan of conversion. A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 et al., inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the domestic corporation. Subject to specific limitations in NRS 92A.380, from and after the effective date of any corporate action for conversion, no shareholder who has exercised the right to dissent pursuant to NRS 92A.300 et al., inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. NRS 92A.380 does not apply to dividends or other distributions payable to shareholders on a date before the effective date of any Corporate Action from which the shareholder has dissented. If a shareholder exercises the right to dissent with respect to a Corporate Action described in paragraph (f) of NRS 92A.380(1), dealing with fractional shares, the aforementioned restrictions apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

Merger, Consolidation, Share Exchange and Transfer of All or Substantially All Assets

Delaware. Under the DGCL, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where: (i) the agreement of merger does not amend the certificate of incorporation of such corporation; (ii) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (iii) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

Nevada. Under the NRS, the principal terms of the plan of conversion are approved by directors and may require the vote of shareholders. The board of directors of each of two or more corporations must adopt resolutions approving an agreement of conversion and declaring the conversion advisable. Generally, the plan of conversion must then be approved by the majority vote of the outstanding stock entitled to vote at an annual or special meeting of each corporation. Under the NRS, generally the sale of all or substantially all of a corporation’s assets must be advised by the board of directors and approved by each voting group entitled to vote separately on the transaction or consent by a majority of all the votes entitled to be cast on the transaction.

DISSENTERS’ RIGHT OF APPRAISAL

With respect to the Actions described herein, Stockholders have no right under the DGCL, the Company’s Articles, or the Company’s Bylaws to exercise dissenters’ rights of appraisal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of July 5, 2017 for (i) each shareholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days. Unless otherwise indicated, the address of each shareholder is c/o AmericaTowne, Inc., 4700 Homewood Court, Suite 100 in Raleigh, North Carolina 27609.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. The beneficial ownership of each person was calculated based on 37,035,539 shares of common Stock outstanding of the Company as of July 5, 2017.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
All Executive Officers and Directors	46,203,950	93.91%
Alton Perkins (1)(2)	43,173,893	87.75%
Xianghai Lin (1)	78,421	<1.0%
Mabiala T. Phuati (1)	647,198	1.32%
Yu Wang (1)	804,913	1.64%
Daniel K. Gatabaki (1)	633,310	1.29%
Yin Cheng (1)	100,000	<1.0%
Ijeoma Ubezonu (1)	169,867	<1.0%
Andre Chaslin (1)	546,348	1.11%
Brian Eberhart (1)	40,000	<1.0%
Du Jixiang(1)	10,000	<1.0%

(1) Denotes officers and directors of the Company.

(2) Alton Perkins is the Company’s sole director and the natural person who controls the Alton & Xiang Mei Lin Perkins Family Trust and Yilaime Corporation. In addition to those shares beneficially owned by Mr. Perkins via his control over the Family Trust and Yilaime, he beneficially owns 16,536 shares of common stock owned by Perkins HSU Export Corporation, which is also controlled by Mr. Perkins.

The following table depicts the estimated beneficial ownership of the same group of individuals after the Plan of Merger is effectuated, assuming the Surviving Entity (i.e. the Company) has 198,425,702 shares of common stock issued and outstanding after the closing of the Plan of Merger. This number takes into account the Company’s 50-to-1 reverse stock split, as well as AmericaTowne’s 1-to-4 stock split, though the actual number of issued and outstanding shares after the Plan of Merger is effectuated may change, based on the rounding of fractional shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
All Executive Officers and Directors	164,899,710	83.1%
Alton Perkins (1)(2)	164,899,710	83.1%
Yilaime Corporation	55,028,864	27.5%,
Alton Perkins & Xiang Mei Lin Family Trust	103,995,756	52.4%

(1) Denotes the Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.

(2) Mr. Perkins is the majority shareholder of Yilaime. Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

ITEM 3. INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

As described above, Alton Perkins, the Company’s President, Chief Executive Officer, and Chairman of the Board of Directors, is the sole director of the ATI Modular (i.e. the Surviving Entity). He is also the control person of ATI Modular, as the Company is ATI Modular’s majority shareholder. Given that Mr. Perkins serves as the sole director of the Company and ATI Modular, and beneficially owns a majority of the Company’s common stock and ATI Modular’s common stock, a conflict of interest may exist in the execution of the Plan of Merger. As a result of the Plan of Merger, Mr. Perkins will beneficially own a majority of the common stock of the Surviving Entity. Importantly, Mr. Perkins’ interests are tied to the success of the Company, ATI Modular, and the Surviving Entity.

ITEM 4. PROPOSALS BY SECURITY HOLDERS

None.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at American Housing Income Trust, Inc., at the address identified on the first page of this Information Sheet, attention: Chief Executive Officer.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors, /s/ Alton Perkins Alton Perkins Chairman of the Board Dated: June 12, 2018

CONSENT OF BOARD OF DIRECTORS IN LIEU OF MEETING

(AMERICATOWNE, INC.)

NOW COMES the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the “Company”), hereby consents pursuant to Article IV, Section 5 of the Bylaws to the following action in lieu of a meeting:

RESOLVED that Alton Perkins, as Chief Executive Officer and Chief Financial Officer, shall take any and all reasonable and necessary action in implementing the actions voted upon by the majority of shareholders entitled to vote to effectuate the one-to-four (1-to-4) stock split, whereby every individual share of the Company’s issued and outstanding common stock is converted and reconstituted into four (4) shares of common stock with par value of $0.0001 including, but not limited to, filing the proposed Certificate of Amendment of Certificate of Incorporation attached hereto and any other corporate action that must be taken to finalize the stock split.

Dated: July 5, 2017

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board

RESOLVED that, the Board of Directors hereby approves and recommends the Plan of Merger between the Company and ATI Modular Technology Corporation (the "Plan of Merger").

RESOLVED that, the Board of Directors shall submit the Plan of Merger to the shareholders entitled to vote on approval of the Plan of Merger for adoption either by vote and meeting, or by consent in lieu of a shareholder meeting.

RESOLVED that, in the event the majority of shareholders adopt the Plan of Merger, the Secretary shall certify the approval and adoption in the books and records of the Company, and in turn make the necessary filings with the State of Delaware.

Dated: June 29, 2017

By: Alton Perkins
Its: Chairman of the Board Per
Consent Resolutions of Shareholders

STATE OF NORTH CAROLINA)

WAKE COUNTY)

Acknowledged before me in Wake County, North Carolina on 6/29/17 by Alton Perkins, in his individual capacity.

/s/
Carter Owens
Notary public, State of North Carolina, Wake County
My commission expires 6/5/2021
Acting in the County of Wake

CARTER OWENS
NOTARY PUBLIC
WAKE COUNTY, N.C.
My Commission Expires 6-5-2021.

1

CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

(AMERICATOWNE, INC.)

The undersigned shareholders constituting a majority of shareholders entitled to vote in AmericaTowne, Inc., a Delaware corporation (the “Company”), hereby consent in lieu of a meeting pursuant to Article III, Section 8 of the Bylaws and pursuant to §242(a)(3) of Chapter 1, Subchapter VIII of the Delaware General Corporation Law to the following actions:

RESOLVED that, the Board of Directors is hereby authorized to amend the Company’s Articles of Incorporation to effectuate a one-to-four (1-to-4) stock split, whereby each share of the Company’s issued and outstanding common stock (the “Current Shares”) shall be converted into and reconstituted into four (4) shares of common stock with par value of $0.0001 without any further action from any individual shareholder.

RESOLVED that the proposed Certificate of Amendment of Certificate of Incorporation prepared by the Company and attached hereto is ratified and approved.

Dated: July 5, 2017

Alton & Xiang Mei Lin Perkins

Family Trust

/s/ Alton Perkns

By: Alton Perkins

Its: Trustee

Yilaime Corporation, a Nevada Corporation

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board

CONSENT OF SHAREHOLDERS IN LIEU OF MEETING
(AMERICATOWNE, INC.)

Dated: June 29, 2017

Alton & Xiang Mei Lin Perkins
Family Trust

By: Alton Perkins
Its: Trustee

Xiang Mei Lin Perkins

By: Xiang Mei Lin Perkins
Its: Trustee

Yilaime Corporation, a Nevada
corporation

By: Alton Perkins
Its: Chairman of the Board

STATE OF NORTH CAROLINA)

WAKE COUNTY)

Acknowledged before me in Wake County, North Carolina on 6/29/17 by Alton Perkins, in his individual capacity.

/s/ Carter Owens

Carter Owens

Notary public, State of North Carolina, Wake County
My commission expires 6/5/2021
Acting in the County of Wake

CARTER OWENS
NOTARY PUBLIC
WAKE COUNTY, N.C.
My Commission Expires 6-5-2021.

STATE OF NORTH CAROLINA )

WAKE COUNTY )

Acknowledged before me in Wake County, North Carolina on 6/29/17 by Xiang Mei Lin Perkins, in his individual capacity.

/s/ Carter Owens

Carter Owens

Notary public, State of North Carolina, Wake County
My commission expires 6/5/2021
Acting in the County of Wake

CARTER OWENS
NOTARY PUBLIC
WAKE COUNTY, N.C.
My Commission Expires 6-5-2021.

AGREEMENT AND PLAN OF MERGER

This *Agreement and Plan of Merger* (this "Plan of Merger") is made and entered into as of June 22, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, the Merging Corporation is the control party of the Surviving Corporation.

WHEREAS, the Constituent Corporations are publicly reporting through the United States Securities and Exchange Commission (the "SEC"), and the Surviving Corporation is listed on the Over-the-Counter Marketplace governed by the rules of the Financial Industry Regulatory Authority ("FINRA").

WHEREAS, the Constituent Corporations agree that the closing of this Plan of Merger is contingent, in part, on their respective compliance with the rules mandated by the SEC, FINRA, and the States of Delaware and Nevada.

WHEREAS, as a condition precedent to closing of this Plan of Merger, is the Surviving Corporation amending its Articles of Incorporation changing its name to "ATI Holdings, Inc." ("ATI Holdings") and filing assumed name filings in the State of Nevada as "AmericaTowne" and "ATI Modular Technology Corporation" and to continue to operate these businesses through the "AmericaTowne Committee" and "ATI Modular Committee," both of which are to be overseen by the Board of Directors for ATI Holdings.

WHEREAS, ATI Holdings shall amend its Articles of Incorporation at the time it changes its name to formally adopt the duties and obligations, and members of the AmericaTowne and ATI Modular Committee knowing that until such time ATI Holdings can appoint independent and unrelated parties, Alton Perkins shall serve as the Chairman of both committees.

WHEREAS, in order to increase operational efficiencies and to increase shareholder value, the Constitute Corporations are of the opinion that this Plan of Merger is in the best interests of their respective entities.

INTENDING TO BE LEGALLY BOUND, and in consideration of the promises and material covenants and agreements contained herein, the Constituent Corporations hereby agree as follows:

ARTICLE I

The Merger

1.1 Merger of Merging Corporation with and Into the Surviving Corporation.

(a) Agreement of Merger. Subject to the terms herein, the Merging Corporation shall be merged with and into the Surviving Corporation (the "Merger").

(b) Effective Time of the Merger. The Merger shall become effective (the "Effective Time of the Merger") as of the completion of the following actions: (i) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Delaware Division of Corporations and the Delaware Statute (defined below), (ii) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Nevada Secretary State and the Nevada Statutes (defined below), in the case of the Surviving Corporation, (iii) filings and disclosures deemed timely and complete by the SEC and FINRA, (iv) full performance of the

1

conditions in Section 2.3, and (v) any action deemed necessary in effectuating the intent of the Constituent Corporations under this Plan of Merger. Notwithstanding, the Constituent Corporations agree that the Effective Time of the Merger shall not be later than August 1, 2017 (the "Effective Date Cut-Off") unless the delay is caused by regulatory actions by the SEC or FINRA, where in such a case, the Effective Date Cut-Off shall be extended by thirty (30) days. In the event the conditions set forth in Section 2.3 are not concluded by the Effective Date Cut-Off or any extension thereof (either as a result of a regulatory review by the SEC or FINRA, or upon mutual consent of the Constituent Corporations), this Plan of Merger shall be void ab initio.

(c) Surviving Corporation. At the Effective Time of the Merger, the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The Surviving Corporation shall be the surviving corporation in the Merger, and all of the property, rights, privileges, powers and franchises of the Merging Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Merging Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate corporate existence of the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

1.2 Effect of the Merger; Additional Actions.

(a) Effects. The Merger shall have the effects set forth in Title 8, Chapter 1, Subchapter IX, Section 258 of the Delaware General Corporation Law (the "Delaware Statute"), as it relates to the Merging Corporation, and as set forth in Chapter 92A of the Nevada Revised Statutes, as it relates to the Surviving Corporation (the "Nevada Statute").

(b) Additional Actions. If, at any time after the Effective Time of the Merger, the Surviving Corporation shall consider or be advised that any further action is necessary or desirable to carry out the purposes of this Plan of Merger and to vest the Surviving Corporation with full right, title and possession to the assets, property, rights, privileges, powers and franchises of the Merging Corporation, the officers and directors of the Constituent Corporations are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action.

ARTICLE II

The Constituent Corporations

2.1 Surviving Corporation

(a) Incorporation. The Surviving Corporation is incorporated under the laws of the State of Nevada. Prior to June 27, 2016, the Surviving Corporation was incorporated as Global Recycle Energy, Inc. On June 27, 2016, the Surviving Corporation amended its Articles of Incorporation with the State of Nevada changing its name to the current name of the Surviving Corporation. On June 12, 2017, FINRA approved the name change and symbol change to "ATMO." The Surviving Corporation's principal place of business is 4700 Homewood Court, Suite 100 in Raleigh, North Carolina 27609, which is also the principal place of business for the Merging Corporation.

(b) Authorized Stock. The Surviving Corporation is authorized to issue common stock. The total number of shares which the Surviving Corporation is authorized to issue is 500,000,000 shares (CUSIP# 00215H 103), each with a par value of $0.001 per share, of which, 126,740,708 are issued and

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outstanding, with 100,000,000 issued to the Merging Corporation. The Surviving Corporation has no class of preferred stock authorized.

(c) Filing with the State of Nevada. The Surviving Corporation shall make any and all necessary filings with the Nevada Secretary of State prior to the Effective Date of the Merger evidencing this Plan of Merger.

(d) Representations and Warranties. The Surviving Corporation represents and warrants that, as of the Effective Date of the Merger, the Surviving Corporation appoints the Nevada Secretary of State as its agent for process of service in a proceeding to enforce any obligation which accrued before the Effective Date of the Merger, or the rights of dissenting owners of the Surviving Corporation, as required under the Nevada Statute. The Surviving Corporation further represents and warrants that it will promptly pay to the dissenting owners of the Surviving Corporation the amount, if any, to which they are entitled under or created pursuant to Sections 92A.300 to 92A.500, inclusive, of the Nevada Statute.

2.2 Merging Corporation

(a) Incorporation. The Merging Corporation was incorporated under the laws of the State of Delaware on April 22, 2014. Its principal place of business is set forth in Section 2.1(a), above.

(b) Stock Issuance and Ownership. The Merging Corporation has issued 100,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock. The Merging Corporation has 27,034,775 shares of common stock issued and outstanding (the "Merging Corporation Shares"). The Merging Corporation has no shares of preferred stock issued and outstanding. The Merging Corporation Shares have voting rights and are entitled to vote as a class. The number of shares is not subject to change before the Effective Time of the Merger.

(c) Filing with the State of Delaware. The Merging Corporation shall make any and all necessary filings with the Delaware Division of Corporations prior to the Effective Date of the Merger evidencing this Plan of Merger.

(d) Representations and Warranties. The Merging Corporation represents to the Surviving Corporation that the execution and performance of this Plan of Merger is permitted under the laws of the State of Delaware. The Merging Corporation recognizes that this disclosure is required under the Nevada Statute. The Merging Corporation further represents and warrants that any service of process may be made on the resident agent for the Surviving Corporation as of the Effective Date of the Merger. The Merging Corporation further represents and warrants that, pursuant to the Delaware Statute, the executed copy of this Plan of Merger shall be on file at the office of the Surviving Corporation (address set forth herein). The Merging Corporation further represents and warrants that a copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of the Constituent Corporations.

2.3 Conditions to Closing. The obligations of the Constituent Corporations to consummate the Merger shall be subject to fulfillment at or prior to the Effective Time of the Merger of the following conditions:

(a) The Board of Directors of the Surviving Corporation shall have recommended this Plan of Merger to the majority of shareholders entitled to vote, and upon receipt of the majority vote of the shareholders entitled to vote, duly approve and adopt this Plan of Merger in accordance with the provisions of the Nevada Statute, the Articles of Incorporation and Bylaws of the Surviving Corporation.

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(b) The Board of Directors of the Merging Corporation shall have recommended this Plan of Merger to the majority of shareholders entitled to vote, and upon receipt of the majority vote of the shareholders entitled to vote, duly approve and adopt this Plan of Merger in accordance with the provisions of the Delaware Statute, the Articles of Incorporation and Bylaws of the Merging Corporation.

(c) As part of the consent resolutions set forth in subsection (a), above, the adoption and effectuation of a split of the Merging Corporation's shares of common stock on a 1:4 basis, i.e. 1 share for 4 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC.

(d) As part of the consent resolutions set forth in subsection (b), above, the adoption and effectuation of amended articles of incorporation changing the name of the Surviving Corporation to "ATI Holdings, Inc." and concomitant thereto, the adoption and effectuation of a split of the Surviving Corporation's shares of common stock on a 1:50 basis, i.e. 1 share for 50 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC and in obtaining approval from FINRA on the name change and stock split.

(e) Upon the full performance of the conditions set forth in subsections (a) through (d), above, the Constitute Corporations shall file this Plan of Merger with their respective States of incorporation, and take any and all other necessary action under the Nevada Statute and Delaware Statute in effectuating this Plan of Merger, including any action required with respect to appraisal rights under the Nevada Statute or Delaware Statute, if any.

(f) The Surviving Corporation shall facilitate the filing of its FINRA Notice of Company-Related Action in noticing the name change, stock split, merger, change in control and any other action deemed necessary by the Surviving Corporation.

(g) The Constituent Corporations shall take any and all necessary action with the SEC in disclosing this Plan of Merger, and the actions set forth herein, under Form 8-K, Schedule 14C and in any amendments to beneficial ownership disclosures as a result of this Plan of Merger.

(h) No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect.

ARTICLE III

Certificate of Incorporation of the Surviving Corporation

3.1 Surviving Corporation's Certificate of Incorporation. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation (the "Certificate of Incorporation"), as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of the Surviving Corporation, but under the name of "ATI Holdings, Inc." and with the inclusion of the "AmericaTowne Committee" and the "ATI Modular Committee," and the duties and obligations for each set forth therein, and until thereafter amended as provided by the Nevada Statute and such Certificate of Incorporation. The Surviving Corporation shall file assumed names for "AmericaTowne" and "ATI Modular Technology Corporation" in Nevada, and foreign business registrations for these entities in any State deemed necessary by the Board of Directors for the Surviving Corporation.

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3.2 Bylaws of Surviving Corporation. The Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time of the Merger shall remain the Bylaws of the Surviving Corporation unless and until amended or repealed as provided by applicable law. The Bylaws shall be amended to include the duties and obligations of the AmericaTowne Committee and the ATI Modular Committee, and the name change to "ATI Holdings, Inc."

3.3 Directors and Officers. The directors of the Surviving Corporation immediately prior to the Effective Time of the Merger shall remain the directors of the Surviving Corporation, to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Surviving Corporation immediately prior to the Effective Time of the Merger shall remain the officers of the Surviving Corporation to serve at the pleasure of the Board of Directors, in each case until their respective successors are duly elected or appointed and qualified.

ARTICLE IV

Effect of the Merger on the Units and Capital Stock of the Constituent Corporations; Exchange of Certificates

4.1 Effect on Capital Stock. As of the Effective Time of the Merger, by virtue of this Plan of Merger and without any action on the part of any holder of any shares of capital stock in the Merging Corporation (a "Merging Corporation Share" or the "Merging Corporation Shares"):

(a) Cancellation of Treasury Units. All Merging Corporation Shares that are owned directly or indirectly by the Merging Corporation shall be canceled immediately prior to the Effective Time of the Merger and extinguished without any conversion thereof.

(b) Conversion of Merging Corporation Shares. Each issued and outstanding Merging Corporation Share shall convert automatically into the right to receive an issued and outstanding share of common stock of the Surviving Corporation (a "Surviving Common Share" or the "Surviving Corporation Shares") upon the cancellation of the Merging Corporation Shares.

(c) Fractional Shares. No fractional shares of Surviving Corporation Shares shall be issued, but in lieu thereof, each holder of Merging Corporation Shares, who would otherwise be entitled to a fraction of a share of Surviving Corporation Shares (after aggregating all fractional shares of Surviving Corporation Shares to be received by such holder), shall receive from the Surviving Corporation such whole number of shares of Surviving Corporation Shares, respectively, as is equal to the precise number of shares of Surviving Corporation Shares, respectively, to which such person or entity would be entitled, rounded up or down to the nearest whole number (with a fractional interest equal to 0.5 rounded to the next greater number).

(d) Restrictions. Any and all restrictions on Merging Corporation Shares, including any repurchase rights, rights of first refusal, market standoff provisions and other limitations shall apply with equal effect to the Surviving Corporation Shares received as merger consideration in the merger as such restrictions and limitations applied to the Surviving Corporation Shares.

4.2 Exchange of Merging Corporation Shares.

(a) The Surviving Corporation to Provide Surviving Corporation Common. Promptly after the Effective Time of the Merger, the Surviving Corporation shall make available for exchange in accordance with Section 4.1 herein, through such reasonable procedures as the Surviving Corporation may adopt, the

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aggregate number of shares of Surviving Corporation Shares issuable pursuant to Section 4.1 in exchange for outstanding Merging Corporation Shares.

(b) No Further Ownership Rights. The shares of Surviving Corporation Shares issued upon the surrender for exchange of Merging Corporation Shares in accordance with the terms of this Section 4.2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such Merging Corporation Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of Merging Corporation Shares which were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, Merging Corporation Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided herein.

ARTICLE V

Termination

5.1 Termination by Mutual Agreement. Notwithstanding the approval of this Plan of Merger by the Constituent Corporations' respective majority shareholders entitled to vote and their respective Boards of Directors, this Plan of Merger may be terminated at any time prior to the Effective Time of the Merger by mutual consent of the Constituent Corporations. This Plan of Merger may also be terminated by the Constituent Corporations if: (i) there shall be a final non-appealable order of a federal or state court in effect preventing consummation of the Plan of Merger; or (ii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Plan of Merger by any governmental entity that would make consummation of the Plan of Merger illegal.

5.2 Effects of Termination. In the event of the termination of this Plan of Merger, this Plan of Merger shall become void and there shall be no liability on the part of the Constituent Corporations, or their respective officers or directors or managers.

ARTICLE VI

General Provisions

6.1 Amendment. This Plan of Merger may be amended by the Constituent Corporations any time before or after approval hereof through written approval by the Constituent Corporations.

6.2 Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement.

6.3 Governing Law. This Plan of Merger and all acts and transactions pursuant hereto and the rights and obligations of the Constituent Corporations shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to its principles governing conflicts of laws.

6.4 Entire Agreement. This Plan of Merger constitutes the entire agreement among the Constituent Corporations pertaining to the subject matter hereof, and all negotiations and drafts of the Constituent Corporations with regard to the transactions contemplated herein, and any and all written or oral agreements existing between the Constituent Corporations hereto regarding such transactions are expressly canceled.

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6.5 Securities. Any Surviving Corporation Shares and any securities issued in respect of or exchange therefor, are intended to bear the same characteristics as the Merging Corporation Shares. The Constituent Corporations recognize that the Surviving Corporation is considered a shell company under the rules promulgated by the SEC. In the event deemed necessary to ensure that the free-trading shares in the Merging Corporation remain free-trading upon the closing of this Plan of Merger, the Constituent Corporations agree to seek a no-action letter from the SEC with respect to maintaining the characteristics of the Surviving Corporation Shares. In the event the Constituent Corporations conclude that the free-trading shares of the Merging Corporation revert to restricted shares as a result of this Plan of Merger, the Surviving Corporation agrees to file a registration statement on Form S-1 to register the Surviving Corporation's shares or seek another exemption to registration.

6.6 Certificate of Incorporation and Bylaw Restrictions. The Surviving Corporation Shares and any securities issued in respect of or exchange therefor shall also be subject to any and all restrictions on transfer in the Surviving Corporation's Certificate of Incorporation and its Bylaws.

6.7 Joint Preparation, Conflict Disclosure and Waiver. The Constituent Corporations represent and warrant that this Plan of Merger has been jointly prepared by independent counsel for the Merging Corporation and the Surviving Corporation. Paesano Akkashian Apkarian, P.C. ("PAA") has disclosed to the Surviving Corporation that it is counsel in this transaction for the Merging Corporation. PAA has provided legal advice to the Surviving Corporation in related and unrelated matters by virtue of the fact that the Constituent Corporations are related-parties under common control. PAA has disclosed, however, that a conflict of interest may or potentially exists when one attorney represents two parties in an agreement regardless of the fact that the parties are related and under common control. By executing this Plan of Merger, the Surviving Corporation represents that it has sought independent legal advice on not only the conflict disclosure herein but also the Plan of Merger, in general, and that to the extent a conflict exists, such a conflict is knowingly waived.

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IN WITNESS WHEREOF, the parties have duly executed this Plan of Merger as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

ATI Modular Technology Corporation, a Nevada corporation

STATE OF NORTH CAROLINA )

WAKE COUNTY )

Acknowledged before me in Wake County, North Carolina on 6/29/17 by Alton Perkins, in his individual capacity.

/s/ ______________________
Carter Owens
Notary public, State of North Carolina, Wake County
My commission expires 6/5/2021
Acting in the County of Wake

CARTER OWENS
NOTARY PUBLIC
WAKE COUNTY, N.C.
My Commission Expires 6-5-2021.

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FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This *First Amendment to Agreement and Plan of Merger* (this "First Amendment to Plan of Merger") is made and entered into as of July 14, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, on June 22, 2017, the Constituent Corporations entered into an Agreement and Plan of Merger (the "Plan of Merger").

WHEREAS, this First Amendment to Plan of Merger corrects Section 2.2(a) of the Plan of Merger setting forth the correct number of authorized shares in the Merging Corporation.

INTENDING TO BE LEGALLY BOUND, and in consideration of the promises and material covenants and agreements contained herein, the Constituent Corporations hereby agree as follows:

1. Amendment to Section 2.2(b). Section 2.2(b) shall be amended to read:

> Stock Issuance and Ownership. The Merging Corporation has issued 200,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock. The Merging Corporation has 37,034,775 shares of common stock issued and outstanding (the "Merging Corporation Shares"). The Merging Corporation has no shares of preferred stock issued and outstanding. The Merging Corporation Shares have voting rights and are entitled to vote as a class. The number of shares is not subject to change before the Effective Time of the Merger.

2. Balance of Plan of Merger. To the extent not amended herein, the balance of the Plan of Merger remains in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to Plan of Merger as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

By:__________________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

ATI Modular Technology Corporation, a Nevada corporation

By:__________________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

1

STATE OF NORTH CAROLINA )

WAKE COUNTY )

Acknowledged before me in Wake County, North Carolina on July 14, 2017 by Alton Perkins, in his individual capacity.

/s/ Kathryn C Brewer

Kathryn C Brewer

Kathryn C Brewer
Notary Public
Wake County
North Carolina
My Commission Expires 7/19/2019

Notary public, State of North Carolina, Wake County
My commission expires 07-19-2019
Acting in the County of Wake, NC

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SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER

This *Second Amendment to the Agreement and Plan of Merger* (this "Second Amendment") is made and entered into as of August 29, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, the Constituent Corporations entered into the Agreement and Plan of Merger on June 22, 2017, herein referred to as the "Plan of Merger," the terms of which are hereby incorporated by reference.

WHEREAS, the Constituent Corporations, in fulfilling the conditions precedent to closing the Plan of Merger, have agreed to change the name of the Surviving Entity from "ATI Holdings, Inc." to "AmericaTowne Holdings, Inc."

WHEREAS, the Constituent Corporations initiated their respective filings with the Securities and Exchange Commission ("SEC") and the Financial Industry Regulatory Authority ("FINRA"), which resulted in comments being issued by both the SEC and FINRA.

WHEREAS, responding to the SEC and FINRA comments has delayed the closing the Plan of Merger.

WHEREAS, the Constituent Corporations have agreed to extend the deadline for closing the Plan of Merger by one (1) year in order to allow ample time for the Constituent Corporations to address those questions posed by the SEC and FINRA.

WHEREAS, the Constituent Corporations also wish to clarify the terms of the conditions precedent to the closing of the Plan of Merger through the amendments outlined in this Second Amendment.

WHEREAS, the Constituent Corporations agree, with the exception of those changes outlined in this Second Amendment, the Plan of Merger shall continue to be binding on both parties.

NOW THEREFORE, with the intent to be legally bound, the Constituent Corporations hereby agree to the following amendments to the Plan of Merger:

ARTICLE I

Amendments to the Plan of Merger

(a) Section 1.1(b) of the Plan of Merger shall be amended as follows:

1.1 Merger of Merging Corporation with and Into the Surviving Corporation.

. . .

(b) Effective Time of the Merger. The Merger shall become effective (the "Effective Time of the Merger") as of the completion of the following actions: (i) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Delaware Division of Corporations and the Delaware Statute (defined below), (ii) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Nevada Secretary State and the Nevada Statutes (defined

1

below), in the case of the Surviving Corporation, (iii) filings and disclosures deemed timely and complete by the SEC and FINRA, (iv) full performance of the conditions in Section 2.3, and (v) any action deemed necessary in effectuating the intent of the Constituent Corporations under this Plan of Merger. Notwithstanding, the Constituent Corporations agree that the Effective Time of the Merger shall not be later than August 1, 2018 (the "Effective Date Cut-Off") unless the delay is caused by regulatory actions by the SEC or FINRA, where in such a case, the Effective Date Cut-Off shall be extended by thirty (30) days. In the event the conditions set forth in Section 2.3 are not concluded by the Effective Date Cut-Off or any extension thereof (either as a result of a regulatory review by the SEC or FINRA, or upon mutual consent of the Constituent Corporations), this Plan of Merger shall be void ab initio.

(b) Section 2.3(c)-(d) of the Plan of Merger shall be amended as follows:

2.3 Conditions to Closing. The obligations of the Constituent Corporations to consummate the Merger shall be subject to fulfillment at or prior to the Effective Time of the Merger of the following conditions:

. . .

(c) As part of the consent resolutions set forth in subsection (a), above, the adoption and effectuation of a split of the Merging Corporation's shares of common stock on a 4:1 basis, i.e. 4 shares issued for every 1 share currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC.

(d) As part of the consent resolutions set forth in subsection (b), above, the adoption and effectuation of amended articles of incorporation changing the name of the Surviving Corporation to "AmericaTowne Holdings, Inc." and concomitant thereto, the adoption and effectuation of a split of the Surviving Corporation's shares of common stock on a 1:50 basis, i.e. 1 share for 50 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC and in obtaining approval from FINRA on the name change and stock split.

(c) Sections 3.1 and 3.2 of the Plan of Merger shall be amended as follows:

3.1 Surviving Corporation's Certificate of Incorporation. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation (the "Certificate of Incorporation"), as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of the Surviving Corporation, but under the name of "AmericaTowne Holdings, Inc." and with the inclusion of the "AmericaTowne Committee" and the "ATI Modular Committee," and the duties and obligations for each set forth therein, and until thereafter amended as provided by the Nevada Statute and such Certificate of Incorporation. The Surviving Corporation shall file assumed names for "AmericaTowne" and "ATI Modular Technology Corporation" in Nevada, and foreign business registrations for these entities in any State deemed necessary by the Board of Directors for the Surviving Corporation.

3.2 Bylaws of Surviving Corporation. The Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time of the Merger shall remain the Bylaws of the

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Surviving Corporation unless and until amended or repealed as provided by applicable law. The Bylaws shall be amended to include the duties and obligations of the AmericaTowne Committee and the ATI Modular Committee, and the name change to "AmericaTowne Holdings, Inc."

ARTICLE II

General Provisions

(a) Effect of Amendments. This Second Amendment shall be interpreted as controlling as to those provisions it amends in the Plan of Merger. The language in this Second Amendment hereby replaces and supersedes those corresponding terms of the Plan of Merger; however, the remaining provisions of the Plan of Merger shall continue to bind the Constituent Corporations. Nothing in this Second Amendment shall be interpreted as a revocation or termination of the Plan of Merger.

(b) Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement.

(c) Governing Law. This Plan of Merger and all acts and transactions pursuant hereto and the rights and obligations of the Constituent Corporations shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to its principles governing conflicts of laws.

(d) Entire Agreement. This Plan of Merger constitutes the entire agreement among the Constituent Corporations pertaining to the subject matter hereof, and all negotiations and drafts of the Constituent Corporations with regard to the transactions contemplated herein, and any and all written or oral agreements existing between the Constituent Corporations hereto regarding such transactions are expressly canceled.

(e) Joint Preparation, Conflict Disclosure and Waiver. The Constituent Corporations represent and warrant that this Second Amendment and the Plan of Merger, incorporated herein by reference, were jointly prepared by independent counsel for the Merging Corporation and the Surviving Corporation. Paesano Akkashian Apkarian, P.C. ("PAA") has disclosed to the Surviving Corporation that it is counsel in this transaction for the Merging Corporation. PAA has provided legal advice to the Surviving Corporation in related and unrelated matters by virtue of the fact that the Constituent Corporations are related-parties under common control. PAA has disclosed, however, that a conflict of interest may or potentially exists when one attorney represents two parties in an agreement regardless of the fact that the parties are related and under common control. By executing this Second Amendment, the Surviving Corporation represents that it has sought independent legal advice on not only the conflict disclosure herein but also the Second Amendment, in general, and that to the extent a conflict exists, such a conflict is knowingly waived.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

ATI Modular Technology Corporation, a Nevada corporation

STATE OF NORTH CAROLINA)
)
WAKE COUNTY)

Acknowledged before me in Wake County, North Carolina on ______________ by Alton Perkins, in his individual capacity.

____

____

Notary public, State of North Carolina, Wake County

My commission Expires:____________

Action in the County of: ____________

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CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION

AMERICATOWNE, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said Corporation at a meeting duly held, adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, as amended (the "Articles"), declaring said amendment to be advisable and directing that the amendment be submitted to the stockholders of said Corporation and for consideration thereof. The resolution setting forth proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of AmericaTowne, Inc., be amended by changing Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

"The total number of authorized shares which the corporation is authorized to issue is 200,000,000 shares of common stock having a par value of $0.0001 per share and 5,000,000 shares of preferred stock having par value of $0.0001 per share.

The number of authorized shares of preferred stock or of common stock may be raised by the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote thereon.

All shares of common stock shall be identical and each share of common stock shall be entitled to one vote on all matters.

The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article Fourth, to provide by resolution or resolutions for the issuance of the shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences, and rights of the shares of any such series and the qualification, limitations, or restrictions thereof.

On July 27, 2017, or at such time after the Company's Schedule 14C filed with the Securities and Exchange Commission and the notice provisions associated therewith have passed (the "Effective Date"), the issued and outstanding shares of common stock, with par value of $0.0001 ("Old Common Stock"), or held as treasury shares as of the close of business on the Effective Date, shall automatically without any action on the part of the stockholders of the Old Common Stock be split (the "Split") on a one-to-four basis so that one (1) share of Old Common Stock shall be converted into and reconstituted as four (4) shares of Common Stock, with a par value of $0.0001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") may, from and after the Effective Date, request a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are reclassified under the terms hereof. However, each Old Certificate will continue to be valid and represent New Common Stock equal to four times the number of shares of Old Common Stock. Prior to the Effective Date, there are 37,035,539 issued and outstanding shares of Old Common Stock and

162,964,461 authorized but unissued shares of Common Stock. On the Effective Date, there will be 148,142,156 issued and outstanding shares of New Common Stock and 51,857,844 authorized but unissued shares of New Common Stock. The 37,035,539 shares of Old Common Stock are hereby changed into 148,142,156 shares of New Common Stock at the rate of one-to-four is deemed definitive, to the effectiveness of the Company's Schedule 14C."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of 242 of the General Corporation Law of the State of Delaware.

IN WITNESS THEREOF, said AMERICATOWNE, INC., has caused this certificate to be signed by an authorized officer, this _6th day of July, 2017.

BY: ______________________
ALTON PERKINS
PRESIDENT